Exhibit 10.37

                              AURUM TECHNOLOGY INC.
                    INFORMATION TECHNOLOGY SERVICES AGREEMENT

THIS INFORMATION TECHNOLOGY SERVICES AGREEMENT by and between Aurum Technology Inc., a Delaware corporation with its principal place of business located in Plano, Texas ("Aurum"), and Customer, as identified below, (each of Aurum and Customer, a "party," and collectively, the "parties") is made as of the later of the dates on which the parties sign below.

Aurum provides information technology products and services to the financial services industry, including eBusiness services, image-based item processing and core systems and services.

Customer and Aurum want to establish a business relationship pursuant to which Aurum will now, and as Customer may decide in the future, provide information technology solutions to Customer.

The parties agree to the terms and conditions set forth on this page and in the following attachments that are incorporated into the agreements of the parties and made a part of them by this reference. Each schedule, and the terms and conditions on this page and in the General Terms & Conditions, constitutes a separate and independent legal agreement.

      |X|   General Terms & Conditions (v. 200        )
      |_|   Core Data Processing Schedule (v. 200     )
      |_|   Image/Item Processing Schedule (v. 200    )
      |_|   ATM and/or Debit Card Services Schedule (v. 200  )
      |_|   Telephone Banking System Schedule (v. 200        )
      |_|   Professional Services Schedule (v. 200   )
      |X|   Software Schedule (v. 2003.1-BSI Town Bank of Westfield 8.20.03)
      |_|   Addendum to (v. 200 )

THE AUTHORIZED OFFICER OR REPRESENTATIVE OF EACH PARTY has signed this Information Technology Services Agreement as a legally binding obligation of such party.

AURUM TECHNOLOGY INC.                      The Town Bank of Westfield
                                           ("CUSTOMER")


By:  /s/ Mike Hill                         By:  /s/ Robert W. Dowens, Sr.
--------------------------------------     -------------------------------------

Mike Hill                                  Robert W. Dowens, Sr.
--------------------------------------     -------------------------------------
               Name                                         Name

SVP                                        President & Chief Executive Officer
--------------------------------------     -------------------------------------
              Title                                         Title

9-2-2003                                   September 2, 2003
--------------------------------------     -------------------------------------
              Date                                           Date

2701 West Plano Parkway                    520 South Avenue
--------------------------------------     -------------------------------------
         (Street Address)                              (Street Address)

Suite 600
--------------------------------------     -------------------------------------
       (Suite No. or Other)                          (Suite No. or Other)

Plano, Texas  75075-8210                   Westfield, New Jersey  07090
--------------------------------------     -------------------------------------
      (City, State & Zip Code)                    (City, State & Zip Code)

972-943-2612                               908-301-0894
--------------------------------------     -------------------------------------
        (Facsimile Number)                            (Facsimile Number)

General.Counsel@Aurum Technolgy.com
--------------------------------------     -------------------------------------
            (Email)                                        (Email)

General Counsel
--------------------------------------     -------------------------------------
   (Person to Whom Notices Should            (Person to Whom Notices Should
            be Addressed)                              be Addressed)

                              AURUM TECHNOLOGY INC.
                              ---------------------
                                SOFTWARE SCHEDULE
                                -----------------
                                BSI FORMS LICENSE
                                -----------------

1.) Customer will license the electronic forms products ("Products") listed below, and further identified in the License/Support-Line Agreement to be executed by and between Customer and Bankers Systems, Inc., a copy of which is attached hereto and is incorporated herein by reference, under the terms and conditions contained in the License/Support-Line Agreement. Upon the effective date of the License/Support-Line Agreement, the following Products will be available for use by Customer:

      Bankers Systems Inc. eForms Deposit Application
       Bankers Systems Inc. eForms IRA Application

2.) Customer will pay to Aurum the following amounts for the applicable license(s) to use the Products:

      $1,500.00 for eForms Deposit Application    Due Upon execution of this schedule
      $750.00 for eForms IRA Application          Due Upon execution of this schedule

      Following execution of this schedule, Aurum will invoice and Customer will pay the appropriate annual usage/maintenance fee(s) stated on the applicable exhibits to the License/Support/Line Agreement for the Products identified in item 1 above.

3.) EXCEPT AS SET FORTH HEREIN, AURUM MAKES NO WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE PRODUCTS.

4.)   This   schedule  is  expressly   conditioned   upon   acceptance   of  the
      License/Support-Line Agreement by Bankers Systems, Inc.

                              AURUM TECHNOLOGY INC.
                    INFORMATION TECHNOLOGY SERVICES AGREEMENT

THIS INFORMATION TECHNOLOGY SERVICES AGREEMENT by and between Aurum Technology Inc., a Delaware corporation with its principal place of business located in Plano, Texas ("Aurum"), and Customer, as identified below, (each of Aurum and Customer, a "party," and collectively, the "parties") is made as of the later of the dates on which the parties sign below.

Aurum provides information technology products and services to the financial services industry, including eBusiness services, image-based item processing and core systems and services.

Customer and Aurum want to establish a business relationship pursuant to which Aurum will now, and as Customer may decide in the future, provide information technology solutions to Customer.

The parties agree to the terms and conditions set forth on this page and in the following attachments that are incorporated into the agreements of the parties and made a part of them by this reference. Each schedule, and the terms and conditions on this page and in the General Terms & Conditions, constitutes a separate and independent legal agreement.

      |X|   General Terms & Conditions (v. 2003.2)
      |X|   Core Data Processing Schedule (v. 2003.1)
      |X|   Image/Item Processing Schedule (v. 2003.1)
      |_|   Professional Services Schedule (v. 200        )
      |_|   Network  Services  Schedule  for  Providing  ATM  and/or  Debit Card
            Services (v. 200 )
      |_|   Hardware Purchase Schedule (v. 200    )
      |X|   Addendum to General Terms & Conditions (v. 2003.1)

THE AUTHORIZED OFFICER OR REPRESENTATIVE OF EACH PARTY has signed this Information Technology Services Agreement as a legally binding obligation of such party.

AURUM TECHNOLOGY INC.                      The Town Bank of Westfield
                                           ("CUSTOMER")


By:                                   By: /s/ Robert W. Dowens, Sr.
-----------------------------------   ------------------------------------------

                                      Robert W. Dowens, Sr.
-----------------------------------   ------------------------------------------
               Name                                  Name

                                      President & Chief Executive Officer
-----------------------------------   ------------------------------------------
               Title                                 Title

                                      June 10, 2003
-----------------------------------   ------------------------------------------
               Date                                  Date

2701 West Plano Parkway               520 South Avenue
-----------------------------------   ------------------------------------------
         (Street Address)                       (Street Address)

Suite 600
-----------------------------------   ------------------------------------------
       (Suite No. or Other)                   (Suite No. or Other)

Plano, Texas  75075-8210              Westfield, New Jersey  07090
-----------------------------------   ------------------------------------------
      (City, State & Zip Code)              (City, State & Zip Code)

972-943-2612                          908-301-XXXX 0894
-----------------------------------   ------------------------------------------
        (Facsimile Number)                      (Facsimile Number)

General.Counsel@Aurum Technolgy.com   NFrungillo@TownBank.com
-----------------------------------   ------------------------------------------
             (Email)                                   (Email)

General Counsel                       Nicholas A. Frungillo, Jr., Executive V.P.
-----------------------------------   ------------------------------------------
  (Person to Whom Notices Should         (Person to Whom Notices Should
           be Addressed)                            be Addressed)

                              AURUM TECHNOLOGY INC.
                    INFORMATION TECHNOLOGY SERVICES AGREEMENT
                           GENERAL TERMS & CONDITIONS

PRODUCTS & SERVICES

1. Aurum will provide Customer the products or services that are described in a schedule.

2. Aurum will be Customer's sole provider of recurring services described in a schedule for the term set forth in that schedule.

3. If Customer requests Aurum to provide any product or service not specifically addressed in a schedule, then Aurum may, but is not obligated to, provide such additional product or service upon mutually agreeable terms and conditions.

TERM & RENEWALS

4. An agreement is effective and binding upon both parties as of the date made.

5. Aurum will deliver a product or begin to provide a service on the date set forth in the schedule applicable to that product or service. In the case of recurring services (as set forth in a schedule), Aurum will continue to provide such services from the date that they begin through the initial term set forth in the applicable schedule.

6. Unless either party gives the other written notice of its decision not to renew a recurring service under a schedule at least 180 days prior to the end of the initial term for that service, or of any renewal term for such service, the term for that recurring service will automatically renew for the renewal term set forth in the applicable schedule.

PAYMENTS

7. Customer will maintain a demand deposit account with an FDIC-insured depository institution that has been identified to Aurum at least 10 days prior to that date on which the first of any product or service is to be first provided or delivered to Customer. Unless Customer has otherwise paid such invoice by means acceptable to Aurum, Customer authorizes Aurum to draft electronically by debit to Customer's designated account, no earlier than 10 days after the date of the invoice, the monthly invoice amount from the account. Customer agrees to execute and forward to Aurum any other documents or agreements that Customer's depository institution requires to authorize Aurum's drafting from the account. Customer will maintain on deposit in the account enough funds to pay Aurum's draft.

8. Customer's account with Aurum will be delinquent if the debit transaction is dishonored. Aurum will apply each month to the delinquent account balance a late fee equal to the lesser of 2% of the outstanding and delinquent account balance or the maximum lawful late fee.

9. If Customer in good faith disputes any invoiced amounts, Customer will provide written notification of such dispute to Aurum, setting forth in reasonable detail the amount and reason for the dispute. Such notice will be given prior to the date that the disputed payment is due to Aurum. The parties will immediately negotiate in good faith to resolve the dispute. If the parties cannot resolve the dispute prior to the date when the disputed amount would be due, then Aurum may, at its sole discretion, require that the disputed amount be paid in full and without offset against any other funds or obligations owing to Aurum pending the resolution of such dispute.

10. Regardless of any earmarking or other designation by Customer, Aurum will apply any payments received from or on behalf of Customer under any schedule (a) first, to late fees due under any schedule, (b) next, to any outstanding and delinquent account balances (beginning with the oldest charges) under any schedule and (c) finally, to any remaining invoiced account balances.

11. Aurum may, with 60 days' prior written notice to Customer, increase the fees and charges listed in a schedule for recurring services once in each year of the initial or a renewal term after the first year of such term; but Aurum may not in any year increase them more than the percentage increase in the Employment Cost Index for Total Compensation (not seasonally adjusted), Private Industry Workers, White Collar Occupations Excluding Sales, June 1989=100, published monthly by the Bureau of Labor Statistics, U.S. Department of Labor, for the 12-month period preceding the increase. In calculating the percentage increase, Aurum will use the most recently available ECI, as of a date that is no more than 30 and no less than 10 days prior to the date for the required written notice, and the ECI that preceded it by 12 months. If the ECI is no longer published or is replaced by another or an adjusted index, Aurum may use a comparable index in calculating increases.

12. Customer is responsible for paying any sales, use, excise, value-added, personal property or other tax or duty, regardless of what it is called, that any taxing authority levies on the products and services purchased under a schedule; but Customer is not responsible for any tax based upon Aurum's net income. Aurum will charge Customer the tax or duty that is its responsibility.

13. If Customer gives or receives notice not to renew an agreement, Customer will pay to Aurum an amount equal to the sum of (a) all amounts then due and payable to Aurum under such agreement, (b) Aurum's then standard charges for any additional services requested by Customer for deconversion assistance (including charges for the resources utilized to prepare any test or deconversion tapes) and (c) all other costs reasonably incurred by Aurum in connection with such election not to renew (including telecommunication line disengagement expenses and costs of terminating leases on or shipping or storing any equipment provided to Customer by or through Aurum under an agreement and the management fee on such costs set forth in the applicable schedule) that relate to obligations which Customer approved and which extend beyond the then current term of the agreement. Aurum will invoice and Customer must pay all such amounts prior to the earlier of the expiration date or the release of any test tapes or other data or information of Customer.

DATA  OWNERSHIP & PRIVACY

14. All information of Customer (including that of its customers) provided to Aurum by Customer and contained in Aurum's data files, is the exclusive property of Customer, and Aurum is only the custodian of that information. Except as may be otherwise provided in a schedule, both Aurum and Customer (and, as to both parties, their employees, agents and independent contractors) will receive and hold all information communicated to one by the other or the other's affiliates, whether before or after the date of an agreement,  in strict  confidence,  will use such  information only for purposes of an agreement and will not disclose such information without the prior written consent of the other party. Each party will take all commercially reasonable precautions to prevent the disclosure to outside parties of such information including, but not limited to, the terms of an agreement, except as required by legal, accounting or regulatory requirements (including requirements of a Federal or state regulatory authority with jurisdiction over Customer or Customer's business). If a party is required to disclose any information of the other party in accordance with any such legal, accounting or regulatory requirements, then such party will, unless otherwise prohibited by law, promptly notify the other party of such requirement and will cooperate with such other party (at their expense) in their efforts, if any, to avoid or limit such disclosure (including, without limitation, obtaining an injunction or an appropriate redaction of the information in question). The provisions of this section will survive the expiration or termination of an agreement.

15. Promptly after the termination of, or the expiration of the term applicable to, an agreement and the payment to Aurum of all fees and charges due under such agreement, Aurum will, at Customer's request and expense, return to Customer all of Customer's information with respect to such terminated or expired agreement in Aurum's then standard machine-readable format and media. The provisions of this section will survive the expiration or termination of an agreement.

16. Aurum will use commercially reasonable efforts to (a) ensure the security and confidentiality of Customer information (including that of its customers), (b) protect against any anticipated threats or hazards to the security or integrity of such information and (c) protect against unauthorized access to or use of such information that could result in substantial harm or inconvenience to any Customer. Aurum will employ and maintain controlled access to systems in its data centers and other facilities where such information is located.

17. Customer will inform Aurum prior to creating any connection to the Internet or to any third-party computer network if such connection is made from any point on Customer's computer network that is connected to Aurum's network. Customer will, prior to making such a connection, first obtain (and Aurum will, at Customer's request, provide a copy of) the firewall and Internet security policy of Aurum and will abide by the rules contained in it as the same may be amended from time to time to keep current with technology. Customer will be solely responsible for complying with the most current requirements of such policy.

BUSINESS CONTINUITY

18. Aurum will maintain for its own protection, with carriers that it deems in its sole discretion appropriate and in amounts that it determines in its sole discretion to be adequate, errors and omissions and employee dishonesty coverage for its personnel and insurance coverage for loss from fire, disaster or other causes contributing to interruption of normal services, reconstruction of data file media and related processing costs, additional expenses incurred to continue operations and business interruption to reimburse Aurum for losses resulting from suspension of services due to physical loss of equipment.

19. Each party will develop, maintain and, as necessary in the event of business interruption, execute a business resumption plan and will provide to the other party, its auditors and regulators access to the plan and to plan test results as such other party may reasonably request from time to time, including such information that may be reasonably required to ensure that the plans are compatible. Aurum will not provide access to information of other Aurum customers.

20. Each party will be responsible for training its own personnel as required in connection with all applicable contingency planning activities.

21. Each party's contingency planning activities will comply with such of the following regulatory policies as may be applicable to Customer's business, as the same may be amended or replaced from time to time: (a) Federal Deposit Insurance Corporation, Financial Institution Letter FIL-68-97, dated July 14, 1997; (b) Federal Reserve System Supervision and
      Regulation, Number SR 97-15, dated May 2, 1997; (c) Office of the Comptroller of the Currency, OCC 97-23, dated May 16, 1997; (d) Office of Thrift Supervision, CEO Ltr 72, dated July 23, 1997; and (e) National Credit Union Administration, Letter to Credit Unions No. 97-CU-3, dated April 7, 1997. If compliance with any amendments or replacements of these policies would significantly increase Aurum's cost of providing products or services, Aurum will be entitled to increase the fees and charges under an agreement by an amount that reflects a pro rata allocation of Aurum's increased cost among the Aurum customers affected by the change.

EXAMINATIONS & AUDITS

22. Aurum will provide auditors and inspectors that Customer designates in writing with reasonable access to its facilities during business hours for the limited purpose of performing audits or inspections of Customer's
      business.   Aurum  will  provide  the  assistance  to  such  auditors  and inspectors as Aurum deems reasonable. Customer will bear all expenses associated with such audit or inspection and will also compensate Aurum for any services provided in connection with the audit or inspection. Customer will insure that any audit or inspection requested by Customer will be conducted without undue disruption to Aurum's business or operations. Aurum will not (a) provide access to information of other Aurum customers or (b) permit access to its facilities during such times as Aurum deems that such access would be likely to create undue disruption to its operations.

23. Each year during the term of an agreement, Aurum will provide to Customer, at Customer's request and at no additional charge, one copy of Aurum's most recent audited financial statements.

24. Aurum will provide to Customer at Aurum's then standard charge, one copy of Aurum's most recent service auditor's report, performed pursuant to nationally recognized auditing standards for service organizations, applicable to the services provided by Aurum to Customer.

WARRANTIES

25. Aurum will use due care in providing the services set forth in an agreement.

26. Aurum represents and warrants that its providing the products and services described in an agreement will not infringe on any United States letters patent, any trade secret, or any copyright, trademark, service mark, trade name or similar proprietary right conferred by common law or by any law of the United States or any state and that it has no knowledge of any existing adverse claim against its right to provide such products and services.

27. Aurum will use commercially reasonable efforts to provide its services in a manner that will allow Customer to comply with Federal laws, rules and regulations as the same may be amended or replaced from time to time. If Customer believes that a modification to Aurum's services is required under any law, rule or regulation, Customer will promptly so inform Aurum. Aurum will perform any modifications to the manner in which it provides its services that Aurum determines are necessary or desirable; provided, if any such changes or modifications result in an increase in Aurum's cost of providing such services, Aurum will be entitled to increase the charges under an agreement by an amount that reflects a pro rata allocation of Aurum's increased cost among the Aurum customers using such services. Customer acknowledges that Aurum has no duty or responsibility to modify any third-party product, except to the extent that the vendor thereof has such a duty or responsibility to modify such product pursuant to the applicable license agreement between Aurum and such vendor. New or enhanced features, functions, reports or other services that may result from such modifications may be provided to Customer at an additional cost.

28. Aurum represents and warrants that, in providing the products and services described in an agreement, it will comply in all material respects with all applicable laws, rules and regulations.

29. EXCEPT AS EXPRESSLY SET FORTH IN AN AGREEMENT (INCLUDING THESE TERMS AND CONDITIONS), AURUM DOES NOT MAKE ANY REPRESENTATION OR WARRANTY, WITH RESPECT TO ANY PRODUCT OR SERVICE PROVIDED UNDER SUCH AGREEMENT, ABOUT ITS PERFORMANCE OR LEGAL OR REGULATORY COMPLIANCE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY OF INFORMATIONAL CONTENT OR SYSTEM INTEGRATION.

LIABILITY; INDEMNIFICATION

30. Customer will balance reports to verify master file information and will inspect and review all reports and other output (whether printed, microfiche or electronically transmitted) created from data provided by Customer to Aurum. Customer will reject all incorrect reports or output
      (a) within 2 business days after receipt of daily reports or output, (b) within 5 business days after receipt of annual, quarterly or monthly reports or output and (c) within 3 business days after receipt of all other reports or output. Aurum will correct any errors in Customer's files that result in errors in reports or other output where such errors are solely because of either malfunctions of Aurum's equipment or its systems or errors of Aurum's operators, programmers or other personnel and are called to Aurum's attention within the time frames specified for balancing and rejecting reports. Aurum will, to the extent reasonably practicable, correct any other errors for an additional charge. The foregoing will be Customer's exclusive remedies for errors in reports or other output provided by Aurum older an agreement.

31. Aurum will be responsible for data and other information (including personal property) of Customer from the time that such is received by Aurum at its facilities until it is, in the case of data, processed and files based thereon are transmitted to Customer and, in the case of other information (including personal property), released for pickup at Aurum's facility to a courier or other representative designated by Customer, provided, Aurum's liability for the destruction or disappearance of data or other information (including personal property) will be limited to cases where the destruction or disappearance is due entirely to the negligence or willful misconduct of Aurum and, if so, Aurum's sole obligation is to reconstruct the data or other information (including personal property) from back-up files that Aurum is obligated by an agreement to create and maintain or from files created and maintained by Customer.

32. If either party has a claim against the other based on an agreement including, but not limited to, its formation or a breach of it, such party must bring that claim, by filing with the other party a request for mediation, within 2 years of the occurrence that is the basis for the claim.

33. Aurum's liability with respect to any claim based on a service provided under an agreement is limited to the total fees and charges actually paid to Aurum for that service in the 3-month period before that occurrence. In the case of product purchases, Aurum's liability is limited to the purchase price actually paid to Aurum for the product. The foregoing limitations do not apply to infringement claims made under an agreement.

34. Regardless of anything else in an agreement and to the greatest extent permitted by law, no court, tribunal, arbitrator or presiding officer of any administrative or other proceeding may award to Customer any special, indirect, consequential, speculative or incidental damages (including, without limitation, lost profits or goodwill) or punitive damages in any dispute (including, without limitation, any dispute based on alleged fraudulent, willful or dishonest conduct) against Aurum, and Customer expressly, completely and irrevocably waives any right to obtain such damages in connection with any such proceeding. Customer acknowledges that, prior to agreeing to the foregoing provision, it has consulted, or waived the right to consult, legal counsel as to the consequences of this provision. The foregoing limitations do not apply to infringement claims made under an agreement.

35. Neither party will be liable for any default or delay in the performance of its obligations under an agreement (except for the payment of money) if and to the extent such default or delay is caused, directly or indirectly, by acts of God, governmental acts, accidents, wars (declared or undeclared), terrorism, threats of terrorism, acts of a public enemy, epidemics or quarantines, riots or civil unrest, labor disputes, fires, storms, earthquakes, floods or elements of nature, Federal, state or municipal actions or regulations, failure or refusal by any regulatory or other agency to act upon or grant permits or licenses, or any other cause beyond the reasonable control of such party, provided such default or delay could not have been prevented by commercially reasonable precautions and cannot reasonably be circumvented by the non-performing party through the use of commercially reasonable alternative sources, workaround plans or other means.

36. Aurum and Customer each will indemnify, defend and hold harmless the other from any and all claims, actions, damages, liabilities, costs and expenses, including without limitation, reasonable attorneys' fees and other costs, arising out of any claims of infringement of any United States letters patent, any trade secret, or any copyright, trademark, service mark, trade name or similar proprietary right conferred by common law or by any law of the United States or any state alleged to have occurred because of the products or services provided by the indemnitor. This indemnity will not apply unless the indemnitee informs the indemnitor as soon as practicable, but in no event more than 30 days, of any claim or action alleging such infringement and has given the indemnitor full opportunity to control the response thereto and the defense thereof, including, without limitation, any agreement relating to settlement.

37. Customer will indemnify, defend and hold harmless Aurum against any claim made by any person that is based on Aurum's providing the products or services described in an agreement, but this indemnity, defense and hold harmless will not apply if the claim arises from Aurum's gross negligence or willful misconduct.

TERMINATION

38. If Customer defaults in the payment of any charges, fees or other amounts due under any agreement with Aurum and fails to cure such default within 10 calendar days after having received written notice of such default, then Aurum, by giving Customer at least 30 days prior written notice, may (but is not obligated to) terminate any one or all agreements that it has with Customer as of the date specified in such notice.

39. If either party materially defaults in its performance under an agreement (except for non-payment of amounts due to Aurum), after receiving written notice of such default the defaulting party will promptly commence curing the default and thereafter will proceed with commercially reasonable efforts to substantially cure the default. If the defaulting party fails to substantially cure such default as quickly as practicable (but in no event beyond the date that is 90 days after receiving written notice of the default or, for those defaults which cannot reasonably be cured within 90 days, the date that is within the period of time which is commercially reasonable to cure the default), then the party not in default may, by giving the defaulting party at least 30 days' prior written notice, terminate such agreement (but no other agreement) as of the date specified in such notice.

40. If (a) either party (i) becomes or is declared insolvent or bankrupt, is the subject of any proceedings relating to its liquidation or insolvency or for the appointment of a receiver, conservator or similar officer, or makes an assignment for the benefit of all or substantially all of its creditors or enters into any agreement for the composition, extension or readjustment of all or substantially all of its obligations or (ii) fails to perform its obligations under an agreement to prevent or circumvent a default or delay in the performance of its obligations under an agreement that is caused by an event beyond such party's reasonable control and (b) there is, as a result of that event or failure, a material adverse effect upon the non-terminating party's performance under an agreement, then the other party may, by giving prior written notice thereof to the non-terminating party, terminate such agreement (but no other agreement) as of the date specified in such notice.

41. Subject to payment of the liquidated damages provided for in the applicable schedule, Customer may for any reason (including acquisition of 50% or more of the stock or assets of Customer by another person or entity, whether by merger, reorganization, sale, transfer or other similar transaction) terminate an agreement by giving Aurum prior written notice of such termination and specifying the date of termination in such notice, which date will be not less than 60 days after the date of the notice and which date must be reasonably acceptable to Aurum.

42. During any period prior to termination of an agreement (including specified notice periods), Aurum will provide the products and services under such agreement and will charge Customer for such products and services, and Aurum will reasonably cooperate with Customer in its transition to a new service provider.

MISCELLANEOUS

43. Each schedule, and these terms and conditions that are by reference a part of it, constitutes a separate and independent legal agreement. The parties may agree to one or more additional schedule(s); and, if so, the agreement(s) established will be evidenced by signing an Information Technology Services Agreement that will incorporate these terms and conditions and those set forth in such schedule(s).

44. Each agreement is the entire agreement of the parties and supersedes all other prior agreements and understandings, whether written or verbal, with respect to products and services described in that agreement. Each agreement may not be amended except in a writing signed on behalf of both parties, and no waiver of any provision of or right under an agreement will be effective against a party unless that waiver is in a writing signed on behalf of the party against whom the waiver is asserted.

45. Each agreement is binding on the parties and their respective successors and permitted assigns. Neither party may assign an agreement unless it obtains the prior written consent of the other party, which consent will not be unreasonably withheld. The following transactions relating to either party will not require approval of the other party under this section: an initial public offering of stock, a sale of stock, any merger (including a reincorporation merger), consolidation, reorganization or stock exchange or a sale of all or substantially all of the assets of a party or of an entire line of business of a party or other similar or related transaction in which such party is the surviving entity or, if such party is not the surviving entity, the surviving or succeeding entity continues to conduct the business conducted by such party prior to consummation of the transaction.

46. If a dispute arises out of or relates to an agreement, including but not limited to its formation or a breach of it, and if the dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation conducted under the Commercial Mediation Rules of the American Arbitration Association (except for those changes specifically set forth in these terms and conditions), or such other rules and procedures to which the parties and the mediator may agree, before resorting to litigation or some other dispute resolution procedure. Mediation will commence when a party sends a written request for mediation of a dispute to the other party, and the parties will select a single mediator to serve. The parties will each pay their own expenses in connection with the mediation (including attorneys' fees and other costs), and they will share equally in paying the mediator (including any fees and other costs).

47. All notices, claims, demands and other communications between the parties must be in writing and will be deemed given (a) in the case of a facsimile transmission or email, when the sender has received an electronic confirmation of transmission by the transmitting equipment (provided that such transmission is completed prior to 5:00 p.m., local time at the location of the recipient, on a business day; otherwise, such transmission will be deemed to have been received on the next business day); (b) in the case of delivery by a standard overnight carrier, upon the date of delivery indicated in the records of such carrier; or (c) in the case of delivery by hand, when delivered by hand addressed to the person at the address set forth on the signature page of an agreement (or to another address provided by notice under this section).

48. The laws of the State of Texas, excluding its choice of law principles, will govern the relationship between the parties and disputes, differences, controversies or claims directly or indirectly based on an agreement, including those relating to the formation, validity, interpretation, construction, performance, breach, enforceability or termination of an agreement and duties based on tort, contract or statutory concepts.

49. THE PARTIES HEREBY IRREVOCABLY AGREE THAT JURISDICTION AND VENUE IN ANY ACTION BROUGHT BY ANY PARTY PURSUANT TO AN AGREEMENT WILL EXCLUSIVELY LIE IN ANY FEDERAL OR STATE COURT LOCATED IN DALLAS COUNTY, TEXAS. BY EXECUTION AND DELIVERY OF AN AGREEMENT, EACH PARTY, ON BEHALF OF ITSELF AND ITS PERMITTED SUCCESSORS AND ASSIGNS, IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT OVER ITSELF AND ITS PROPERTY WITH RESPECT TO ANY SUCH ACTION. THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION. THE PARTIES FURTHER AGREE THAT THE MAILING BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, OF ANY PROCESS REQUIRED BY ANY SUCH COURT WILL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST THEM, WITHOUT NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT.

50. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BASED ON AN AGREEMENT.

51. Except as expressly provided for with respect to mediation, the prevailing party in any action brought by a party pursuant to an agreement is entitled to recover reasonable attorneys' fees and other costs incurred in connection with such action including, but not limited to, expenses and costs of investigation, witness fees and travel, in addition to any other relief to which the prevailing party may be entitled.

52. The parties understand that an agreement is a legally binding agreement that may affect their rights. Each party represents to the other that they have received legal advice from counsel of their choice regarding the meaning and legal significance of an agreement and that they are satisfied with their legal counsel and the advice received from their legal counsel or that they have waived their right to do so.

53. If any provision of an agreement requires judicial or administrative interpretation or interpretation by an arbitrator, mediator or similar person, such person interpreting that agreement will not apply a presumption that its terms will be more strictly construed against the person who itself or through its agent prepared that document.

54. The invalidity or unenforceability of any provision of an agreement will not affect the validity or enforceability of the other provisions of that agreement and such other provisions will remain in full force and effect. If any provision of an agreement is deemed to be unenforceable by reason of its extent, duration, scope or otherwise, then the parties contemplate that the person making that determination will reduce such extent, duration, scope or other provision and will enforce it in its reduced form for all purposes contemplated by that agreement. Nothing in an agreement, express or implied, is intended to confer upon any person not a party to that agreement any rights or remedies of any nature whatsoever under or by reason of that agreement.

55. In the event of a conflict between these terms and conditions and any provision in a schedule, these terms and conditions will govern the interpretation of an agreement.

56. During the term of an agreement and for a period of 12 months thereafter, neither party will, without the prior written consent of the other, offer employment to or employ any person employed then or within the preceding 12 months by the other party, if the person was involved in providing or receiving the products or services covered by that agreement.

57. Termination of an agreement will not affect the rights or obligations of the parties that arose prior to, or that are expressly intended by their terms to continue beyond, any such termination, and such rights or obligations, and the dispute resolution procedures set forth in these terms and conditions, will survive any such termination.

                                   ADDENDUM TO
                              AURUM TECHNOLOGY INC.
                    INFORMATION TECHNOLOGY SERVICES AGREEMENT
                           GENERAL TERMS & CONDITIONS

Each of the provisions of this addendum is incorporated into the General Terms & Conditions and expressly supersedes such terms and conditions to the extent they are inconsistent with them.

      1.) Paragraph 9 is hereby deleted in its entirety and replaced by the following:

            "If Customer in good faith disputes any invoiced amounts, Customer will provide written notification of such dispute to Aurum, setting forth in reasonable detail the amount and reason for the dispute. Such notice will be given prior to the date that the disputed payment is due to Aurum. The parties will immediately negotiate in good faith to resolve the dispute. If the parties cannot resolve the dispute prior to the date when the disputed amount would be due, then Customer may withhold the disputed amount or 5% of the total invoice amount for the invoice containing the disputed amount, whichever is less. Customer shall have no further right to off set against any other funds or obligations owing to Aurum, pending the resolution of such dispute."

      2.) Paragraph 21 is hereby deleted in its entirety and replaced by the following:

            "Each party's contingency planning activities will comply with such of the following regulatory policies as may be applicable to Customer's business, as the same may be amended or replaced from time to time: (a) Federal Deposit Insurance Corporation, Financial Institution Letter FIL-68-97, dated July 14, 1997; (b) Federal Reserve System Supervision and Regulation, Number SR 97-15, dated May 2, 1997; (c) Office of the Comptroller of the Currency, OCC 97-23, dated May 16, 1997; (d) Office of Thrift Supervision, CEO Ltr 72, dated July 23, 1997; and (e) National Credit Union Administration, Letter to Credit Unions No. 97-CU-3, dated April 7, 1997. If compliance with any amendments or replacements of these policies would significantly increase Aurum's cost of providing products or services, Aurum will be entitled to increase the fees and charges under an agreement by an amount that reflects a pro rata allocation of Aurum's increased cost among the Aurum customers affected by the change. However, any increase in the fees and charges under an agreement under this provision will not exceed 20% of the total monthly invoice amount paid by Customer to Aurum for all services Customer is receiving as of the effective date of such increase. For purposes of this provision only, the total monthly invoice amount will be based on the average of the fees paid to Aurum by Customer for all services received by Customer from Aurum during the 12 months preceding the effective date of such increase, recalculated based on the account volume, number of users or other applicable measure as of the effective date of such increase."

      3.) For the agreement formed by Customer's Core Processing Schedule only Paragraph 30 is hereby deleted in its entirety and replaced by the following:

            "Customer will balance reports to verify master file information and will inspect and review all reports and other output (whether printed, microfiche or electronically transmitted) created from data provided by Customer to Aurum. Customer will reject all incorrect reports or output (a) within 3 business days after receipt of daily reports or output, (b) within 7 business days after receipt of annual, quarterly or monthly reports or output and (c) within 4 business days after receipt of all other reports or output. Aurum will correct any errors in Customer's files that result in errors in reports or other output where such errors are solely because of either malfunctions of Aurum's equipment or its systems or errors of Aurum's operators, programmers or other personnel and are called to Aurum's attention within the time frames specified for balancing and rejecting reports. Aurum will, to the extent reasonably practicable, correct any other errors for an additional charge. The foregoing will be Customer's exclusive remedies for errors in reports or other output provided by Aurum under an agreement."

      4.) Paragraph 31 is hereby deleted in its entirety and replaced by the following:

            "Aurum will be responsible for data and other information (including personal property) of Customer from the time that such is received by Aurum at its facilities until it is, in the case of data, processed and files based thereon are transmitted to Customer and, in the case of other information (including personal property), released for pickup at Aurum's facility to a courier or other representative designated by Customer, provided, Aurum's liability for the destruction or disappearance of data or other information (including personal property) will be limited to cases where the destruction or disappearance is due to the negligence or willful misconduct of Aurum while such information is in the control and/or custody of Aurum and such information, in the case of data, was not in any way damaged or lost in transmission to Aurum or due to time bombs, Trojan horses, other viruses or other destructive code that was included in such information prior to its receipt by Aurum, or in the case of other information (including personal property), was not in any way damaged or incomplete prior to its receipt by Aurum, and if so, Aurum's sole obligation is to reconstruct the data or other information (including personal property) from back-up files that Aurum is obligated by an agreement to create and maintain or from files created and maintained by Customer."

      5.) Paragraph 33 is hereby deleted in its entirety and replaced by the following:

            "Aurum's liability with respect to any claim based on a service provided under an agreement is limited to the total fees and charges actually paid to Aurum for that service in the 6-month period before that occurrence. In the case of product purchases, Aurum's liability is limited to the purchase price actually paid to Aurum for the product. The foregoing limitations do not apply to infringement claims made under an agreement."

IN WITNESS WHEREOF, the parties have duly executed this addendum by the duly authorized signatures below as of June 10, 2003.

AURUM TECHNOLOGY INC.                       TOWN BANK OF WESTFIELD


By: /s/ Robert H. Carpenter, Jr.            By: /s/ Robert W. Dowens, Sr.
   -----------------------------------          --------------------------------

Name: /s/ Robert W. Carpenter, Jr.          Name: Robert W. Dowens, Sr.
      --------------------------------            ------------------------------

Title: Vice President                       Title: President & CEO
       -------------------------------             -----------------------------

Date: 6/18/2003                             Date: June 10, 2003
      --------------------------------            ------------------------------

                              AURUM TECHNOLOGY INC.
                              ---------------------
                            CORE PROCESSING SCHEDULE
                            ------------------------

INITIAL TERM
Five (5) years

RENEWAL TERM
Two (2) years

BEGINNING DATE FOR SERVICES
September 19, 2003 or a mutually agreed upon date not later than October 5, 2003.

I.    Definitions:

The following definitions apply to the Services described in this Schedule and are provided as a supplement to definitions included in the Terms & Conditions.

      (a) "Additional Services" are any Service which is not a Basic Service, an Optional Service, or a Conversion Service, requested of AURUM to perform by Customer.

      (b) "AURUM Systems" are all Systems, except for Systems provided by Customer, used by AURUM to provide Services, including without limitation any improvements, modifications, or enhancements made by AURUM to any System and provided to Customer under the Terms & Conditions.

      (c)   "Basic Services" are the Services listed in Exhibit A.

      (d) "Business Day" is each weekday, Monday through Friday, which is not a holiday of Customer.

      (e) "Conversion Services" are those services and listed in Exhibit C and instructions reasonably required for Customer to convert to and use the AURUM Systems that are performed by AURUM on a mutually agreeable schedule. Customer will cooperate in the conversion effort and timely provide whatever information, data, clerical and office support, management decisions, approvals, and signoffs that AURUM reasonably requires. According to a plan to be developed by Customer and AURUM, AURUM will train a mutually designated group of Customer's personnel in the proper use of the AURUM Systems to enable such personnel to train Customer`s user personnel in the use of the AURUM Systems. Customer will cooperate with AURUM in scheduling training in conjunction with Customer's conversion to the AURUM Systems.

      (f) "Customer Systems" are the Systems listed in Exhibit D to be provided by Customer for use in conjunction with AURUM Systems.

      (g) "Data Center" is the space at one or more locations where AURUM performs Services, excluding Customer locations.

      (h) "Equipment" is all telecommunications lines, modems, and other equipment, including without limitation terminals, control units, ports, logical units, and all related data transmission services required by AURUM for Customer to access the AURUM Systems, transmit data to AURUM, and receive reports and other output from AURUM.

      (i) Operational Date" is the later of (i) the Beginning Date for Services, or (ii) the first day of the calendar month in which any Conversion Services are completed and Customer has the capability to input transactions or data for processing by AURUM.

      (j)   "Optional Services" are the Services listed in Exhibit B.

      (k)   "PC  Software"   means,   if  applicable,   the  PC-based   software
            applications to be utilized by Customer in connection with the Services, as such software applications are described in Exhibit A.

      (l) "Service" or "Services" are all of the services to be provided by AURUM under the Terms & Conditions, which include the Basic Services, Optional Services, Conversion Services, and Additional Services.

      (m) "System" or "Systems" are (i) computer programs, including without limitation software, firmware, application programs, operating systems, files, and utilities; (ii) supporting documentation for such computer programs, including without limitation input and output formats, program listings, narrative descriptions, operating instructions and procedures, user and training documentation, special forms, and source code; and (iii) the tangible media upon which such programs are recorded, including without limitation chips, tapes, disks, and diskettes.

II.   Core Processing Services

AURUM will:

      (a) Beginning on the Operational Date, operate the AURUM Systems at the Data Center, and accept data and other input from Customer. AURUM will make daily, monthly, and other reports and output, including specially requested reports, available to Customer at the Data Center for delivery or transmit them to Customer, subject to Customer's timely delivery or transmission of data and other input to the Data Center for processing. AURUM will provide the Services in accordance with the schedule provided to Customer by AURUM upon commencement of the Services, which may be updated by AURUM from time to time. AURUM will not be responsible for the loss of any input or output during transit.

      (b) Require Customer to comply with all operating instructions for the AURUM Systems that are issued by AURUM from time to time. Except as otherwise provided in the Terms & Conditions, Customer will be responsible for the supervision, management, and control of its use of the AURUM Systems, including without limitation (i) implementing sufficient procedures to satisfy its requirements for the security and accuracy of the data and other input Customer provides, (ii) implementing reasonable procedures to verify reports and other output from AURUM within the time frames specified in Paragraph 30 of Terms & Conditions, and (iii) specifying the methods of accrual calculation to be used by AURUM in providing the Services from the options available in the AURUM Systems.

      (c) Provide all Equipment at Customer's expense, including related shipping, installation, and maintenance Fees, and advise Customer on the compatibility of its Equipment with the AURUM Systems. Customer may elect, with AURUM's approval, to provide such Equipment at Customer's expense, subject to Fees for Additional Services required for AURUM Systems access or configuration. Customer will maintain all Equipment owned or leased by Customer in good working order in accordance with manufacturer's specifications.

      (d)   Provide  for  Customer's  use one  copy  of  AURUM's  standard  user documentation and one copy of any revisions describing the preparation of input for and use of output from the AURUM Systems. Such documentation will address the reports provided under the Terms & Conditions. Upon Customer's request, AURUM will provide additional copies of such documentation at AURUM's then standard Fees.

      (e) Correct any errors or omissions in customer files that result in errors or omissions in reports or other output where such errors or omissions (i) are due solely to either malfunctions of AURUM's equipment or the AURUM Systems or errors of AURUM's operators, programmers, or other personnel, and (ii) are called to AURUM's attention within the time frames specified in Paragraph

            30 of Terms & Conditions. AURUM will, to the extent reasonably practicable, correct any other errors as an Additional Service.

      (f) Provide standard AURUM forms for use at the Data Center. Unless otherwise agreed in writing, Customer will provide or pay for all customized forms required by Customer. These forms will conform to AURUM's reasonable specifications. Customer will also provide all forms produced or printed at Customer's premises and required for the performance of Services, or will pay mutually agreed Fees to AURUM for such forms if provided by AURUM at Customer's request.

      (g) Establish, modify, or substitute from time to time any Equipment, processing priorities, programs, or procedures used in the operation of the AURUM Systems or the provision of the Services that AURUM reasonably deems necessary, and notify Customer of any such changes that will affect Customer's operations.

III.  Liquidated Damages

The parties  acknowledge  that upon  termination  of the Agreement of which this schedule is a part for any reason, Aurum will incur damages resulting from such termination that will be difficult or impossible to ascertain.

Prior to such termination, except termination by Customer for a material default or for insolvency, bankruptcy or the like, and in addition to all other amounts then due to Aurum, Customer will pay to Aurum as reasonable liquidated damages (and not as a penalty) the sum of (a) all costs reasonably incurred by Aurum in connection with such termination, including telecommunication line disengagement expenses and costs of terminating leases on or shipping or storing any equipment provided to Customer by or through Aurum under the Agreement of which this schedule is a part, a 25% management fee on such costs, Aurum's Fees for any additional services requested by Customer for de-conversion assistance and Aurum's then standard Fees for any test or de-conversion tapes and (b) the product of (1) the average monthly Fee to Customer for services under the Agreement of which this schedule is a part during the 12 calendar months immediately preceding the calendar month in which notice of termination was given, (2) the total number of months remaining in either the term then in effect from the effective date of the termination and (3) 80% for termination on or before the end of the second year following the Beginning Date for Services, 70% for termination after the end of second year following the Beginning Date for Services but before the end of the third year following the Beginning Date for Services, 60% for termination after the end of the third year following the Beginning Date for Services but before the end of the fourth year following the Beginning Date for Services and 50% for termination after the end of the fourth year following the Beginning Date for Services. If the Agreement of which this schedule is a part has been in effect less than 12 calendar months prior to the giving of the notice of termination, then the parties will compute the amount due under subsection (b) above using the average monthly Fee for services made during such lesser number of calendar months. If termination of the Agreement of which this schedule is a part occurs prior to the providing of any services, then the parties will compute the amount due under subsection (b) above assuming an estimated monthly Fee that Aurum would have reasonably expected.

In the case of termination by Customer for a material default or for insolvency, bankruptcy or the like, Customer will pay to Aurum only the amounts set forth in subsection (a) of the preceding paragraph.

Aurum may, at its option, invoice Customer for the greater of (a) Aurum's good faith estimate of the termination costs or (b) the aggregate of the Fees payable to Aurum for the 2 calendar months preceding the month in which notice of termination is given. If the actual termination costs are greater or less than the amount of Aurum's invoice that is paid by Customer under the immediately preceding sentence, then Customer will pay Aurum, or Aurum will refund to Customer, as the case may be, the difference between the actual termination costs and the amount paid.

Aurum will invoice and Customer will pay all amounts payable under this section prior to the earlier of (a) the effective date of such termination or (b) the release to Customer of any test tapes or other data or information of Customer.

IV.   Service Fees

Customer will pay AURUM for the Services as follows:

      (a)   For Basic Services, the Fees listed in Exhibit A.

      (b) Months 1-3 Customer will be invoiced at the lowest tier rate of $.70 and starting the fourth month, at the volume based rates in Exhibit A.

      (b) For Optional Services, AURUM's then standard Fees for such Services listed in Exhibit B.

      (c) For Conversion Services, the applicable conversion Fee listed in Exhibit C.

      (d) For Additional Services, AURUM's then standard Fees for such Services, or, if AURUM then has no standard Fees for such Services, upon whatever other basis that the parties agree.

      (e) All costs incurred by AURUM (i) in mailing reports or other output to Customer, its customers, or third parties, and (ii) in transporting, shipping, or delivering reports, output, or input between the Data Center and Customer's locations.

      (f) All actual, out-of-pocket costs and expenses, including, without limitation, travel and travel-related expenses, which are incurred by AURUM in providing Services when incurred at Customer's request.

      (g)   Any other Fees expressly provided in the Terms and Conditions

                                    Exhibit A
                                    ---------
                                 Basic Services
                                 --------------

Core Account Processing - Monthly Rate

-----------------------------------------------------------------------------------------------------------
  Service Description                      Unit of       Monthly Fee      Monthly Fee       Monthly Fee
                                           Measure       First 2,500      2,501-7,500         7,501 >
-----------------------------------------------------------------------------------------------------------
 A.      Combined Deposit Services
-----------------------------------------------------------------------------------------------------------
 Non -Interest Bearing Account Fee         Account           $1.00            $.85              $.70
-----------------------------------------------------------------------------------------------------------
 Upgrades                                  Upgrade             N/C            N/C                N/C
-----------------------------------------------------------------------------------------------------------
 B.      Combined Lending Services
-----------------------------------------------------------------------------------------------------------
 Account Fee                               Account           $1.00            $.85              $.70
-----------------------------------------------------------------------------------------------------------
 Upgrades                                  Upgrade             N/C            N/C                N/C
-----------------------------------------------------------------------------------------------------------
 C.      Safe Deposit Services
-----------------------------------------------------------------------------------------------------------
 Account Fee                               Account           $1.00            $.85              $.70
-----------------------------------------------------------------------------------------------------------
 Upgrades                                  Upgrade             N/C            N/C                N/C
-----------------------------------------------------------------------------------------------------------
 D.      Shareholder Services
-----------------------------------------------------------------------------------------------------------
 Account Fee                               Account           $1.00            $.85              $.70
-----------------------------------------------------------------------------------------------------------
 Upgrades                                  Upgrade             N/C            N/C                N/C
-----------------------------------------------------------------------------------------------------------
 E.      General Ledger Services
-----------------------------------------------------------------------------------------------------------
 Account Fee                               Account           $1.00            $.85              $.70
-----------------------------------------------------------------------------------------------------------
 Upgrades                                  Upgrade             N/C            N/C                N/C
-----------------------------------------------------------------------------------------------------------

These per account fees also include the following services.

Single Integrated System                             Integrated Accounts Payable Accounting
Integrated CIF                                       Integrated Regulatory Reporting
Integrated Platform - Deposits                       Integrated Profitability Analysis
Integrated Platform - Loans                          Parameter Driven
Integrated Teller                                    Advanced Security
Integrated CRM                                       Shared Tables for Rates, Service Fees, etc.
Integrated ODBC Report Writer                        Customer/Account Level Messaging
Integrated Windows Presentation Option or            On line Help and Documentation
Integrated Browser Presentation Option               Unlimited History Retention All Except DDA - 60 Days
Integrated OFAC Reporting                            OFAC
Integrated Safe Deposit Box Accounting               Elan' Real Time Interface
Integrated Shareholder Accounting
Integrated General Ledger

                                    Exhibit B
                                    ---------
                                Optional Services
                                -----------------

Optional Services are not included in the Basic Services One-time Fee, Monthly Fee, or Other Fees. Prices are as of the Effective Start Date, are subject to change by AURUM at any time , and may be discontinued by AURUM with notice.

-------------------------------------------------------------------------------------------------------------------
                                                        Unit of           One-time      Monthly       Annual
 Service Description                                    Measure             Fee           Fee          Fee
-------------------------------------------------------------------------------------------------------------------
 A.   Deposit Services
-------------------------------------------------------------------------------------------------------------------
 On-line NSF Exception Processing                        Module                        N/C
-------------------------------------------------------------------------------------------------------------------
 RIP System (Return item Processing)                     Module                        N/C
-------------------------------------------------------------------------------------------------------------------
 12 Month Demand Deposit Rolling History                 Module                        $100
-------------------------------------------------------------------------------------------------------------------
 NSF Notices                                             Notice                        N/C
-------------------------------------------------------------------------------------------------------------------
 Customer Notices                                        Notice                        N/C
-------------------------------------------------------------------------------------------------------------------
 IRA Statement                                         Statement                       N/C
-------------------------------------------------------------------------------------------------------------------
 Account Reconciliation Services (ARP)
-------------------------------------------------------------------------------------------------------------------
                                                        Account                        $5
-------------------------------------------------------------------------------------------------------------------
                                                     Transaction                       $0.045
-------------------------------------------------------------------------------------------------------------------
 B.   Lending Services
-------------------------------------------------------------------------------------------------------------------
 Insurance Reporting                                      Tape                         $40
-------------------------------------------------------------------------------------------------------------------
 Credit Reporting                                         Tape                         $40
-------------------------------------------------------------------------------------------------------------------
 Coupon Tape                                              Tape                         $40
-------------------------------------------------------------------------------------------------------------------
 Notices                                                 Notice                        N/C
-------------------------------------------------------------------------------------------------------------------
 Loan Amortization                                      Schedule                       $1.00
-------------------------------------------------------------------------------------------------------------------
C.    Automated Clearing House (ACH)
-------------------------------------------------------------------------------------------------------------------
 Base Fee                                                Month                         N/C
-------------------------------------------------------------------------------------------------------------------
 Transaction Fee                                     Transaction                       $0.07
-------------------------------------------------------------------------------------------------------------------
D.    Over-the-Counter Reporting
-------------------------------------------------------------------------------------------------------------------
 Fee (Bonds, etc.)                                      Per Item                       $0.50
-------------------------------------------------------------------------------------------------------------------
 Forms (1099, 1098, 5498, etc.)                            Item                        Quote
-------------------------------------------------------------------------------------------------------------------
E.    COLD Storage System
-------------------------------------------------------------------------------------------------------------------
 OMSE Software (10 Concurrent Users)                    License           $7,000       N/C
-------------------------------------------------------------------------------------------------------------------
 OMSE Processing                                         Month                         $470
-------------------------------------------------------------------------------------------------------------------
 OMSE Software Additional License (10                   License           $3,000       $75
 Users)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
F.    Other Services
-------------------------------------------------------------------------------------------------------------------
 Auditor Report (SAS70)                                  Report           $800
-------------------------------------------------------------------------------------------------------------------
 Hardware Maintenance                                    Quote
-------------------------------------------------------------------------------------------------------------------
 Programming Changes                                     Quote
-------------------------------------------------------------------------------------------------------------------
 Special Training                                        Quote
------------------------------------------------------------------------------------------------------------------
 Special Reports                                         Quote
-------------------------------------------------------------------------------------------------------------------
 Year-End Processing Forms (Not GR Form)                 Quote
-------------------------------------------------------------------------------------------------------------------
 PC Based Products                                       Quote
-------------------------------------------------------------------------------------------------------------------
 On-line Check Ordering                                  Quote
-------------------------------------------------------------------------------------------------------------------
G.    Graphical User Interface (GUI)
-------------------------------------------------------------------------------------------------------------------
  ABS GUI                                            Seats 1-18           N/C          N/C          N/C
-------------------------------------------------------------------------------------------------------------------
 ABS GUI                                             Seats > 18           $100         N/C          N/C
-------------------------------------------------------------------------------------------------------------------
H.    Browser User Interface (Browser)
-------------------------------------------------------------------------------------------------------------------
 ABS Browser                                              Seat            $100         N/C          N/C
-------------------------------------------------------------------------------------------------------------------
I.    ABS Deposit Platform
--------------------------------------------------------------------------------------------------------------------
 License                                            Workstation           N/C
--------------------------------------------------------------------------------------------------------------------
 Maintenance                                        Deposit Account                    N/C
--------------------------------------------------------------------------------------------------------------------
 Training Additional                                   Day                Quote
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                        Unit of           One-time     Monthly       Annual
 Service Description                                    Measure             Fee          Fee          Fee
-------------------------------------------------------------------------------------------------------------------
J.    ABS Loan Platform
-------------------------------------------------------------------------------------------------------------------
License                                             Workstation           N/C
-------------------------------------------------------------------------------------------------------------------
Maintenance                                          Loan Account                      N/C
-------------------------------------------------------------------------------------------------------------------
Training Additional                                    Day                Quote
-------------------------------------------------------------------------------------------------------------------
K. ABS Teller Platform
-------------------------------------------------------------------------------------------------------------------
License                                             Workstation           N/C
-------------------------------------------------------------------------------------------------------------------
  Maintenance                                       Deposit Account                    N/C
-------------------------------------------------------------------------------------------------------------------
Training Additional                                    Day                Quote
-------------------------------------------------------------------------------------------------------------------
L.    ABS Interface
-------------------------------------------------------------------------------------------------------------------
Asset/Liability Forecasting
-------------------------------------------------------------------------------------------------------------------
    Aurum Supplied                                     interface          N/A
-------------------------------------------------------------------------------------------------------------------
    3rd Party Supplied                                 Interface          Quote
-------------------------------------------------------------------------------------------------------------------
ATM - On-line
-------------------------------------------------------------------------------------------------------------------
    Aurum Supplied                                     interface          $3,500       $60
-------------------------------------------------------------------------------------------------------------------
    3rd Party Supplied                                 interface          $8,000                     $1,600
-------------------------------------------------------------------------------------------------------------------
ATM - Batch
-------------------------------------------------------------------------------------------------------------------
    Aurum Supplied                                     Interface          N/C                        N/C
-------------------------------------------------------------------------------------------------------------------
    3rd Party Supplied                                                    $5,000                     $1,000
-------------------------------------------------------------------------------------------------------------------
    Aurum Supplied                                     Test               $450                       $90
-------------------------------------------------------------------------------------------------------------------
    3rd Party Supplied                                 Test               $450                       $90
-------------------------------------------------------------------------------------------------------------------
Call Report Download
-------------------------------------------------------------------------------------------------------------------
    Aurum Supplied                                     Interface          $1,400       $25
-------------------------------------------------------------------------------------------------------------------
    3rd Party Supplied                                 Interface          $2,500                     $450
-------------------------------------------------------------------------------------------------------------------
Check image 3rd Party
-------------------------------------------------------------------------------------------------------------------
    Aurum Supplied                                     Interface          N/C                        N/C
-------------------------------------------------------------------------------------------------------------------
Party Supplied                                         Interface          $10,000                    $2,000
-------------------------------------------------------------------------------------------------------------------
Child Support
-------------------------------------------------------------------------------------------------------------------
    Aurum Supplied                                     Interface          N/C
-------------------------------------------------------------------------------------------------------------------
    3rd Party Supplied                                 Interface
-------------------------------------------------------------------------------------------------------------------
Deposit Platform
-------------------------------------------------------------------------------------------------------------------
    Aurum Platform                                     Interface          N/C                        N/C
-------------------------------------------------------------------------------------------------------------------
    3rd Party Supplied                                 Interface          $4,500                     $900
-------------------------------------------------------------------------------------------------------------------
Loan Platform
-------------------------------------------------------------------------------------------------------------------
    Aurum Supplied                                     Interface          N/C                        N/C
-------------------------------------------------------------------------------------------------------------------
    3rd Party Supplied                                 Interface          $5,500       $92
-------------------------------------------------------------------------------------------------------------------
On-line Teller Interface
-------------------------------------------------------------------------------------------------------------------
         Aurum Supplied                                Interface          N/C                        N/C
-------------------------------------------------------------------------------------------------------------------
         3rd Party Supplied                           Seat                $500                       $100
-------------------------------------------------------------------------------------------------------------------
Voice Response Unit - On-line
-------------------------------------------------------------------------------------------------------------------
    Aurum Supplied                                     Interface          $6,000       $500
-------------------------------------------------------------------------------------------------------------------
    Calls                                           Per transaction       $0.07
-------------------------------------------------------------------------------------------------------------------
    Time per Call                                    Per minute           $0.07
-------------------------------------------------------------------------------------------------------------------

                                    Exhibit C
                               Conversion Services

--------------------------------------------------------------------------------------------------------------------
               Service Description                      Unit of           One-time      Monthly       Other Fee
                                                        Measure             Fee           Fee
--------------------------------------------------------------------------------------------------------------------
A.    Conversion Service
--------------------------------------------------------------------------------------------------------------------
 Core Data Conversion                                  Account            $1.00
--------------------------------------------------------------------------------------------------------------------
 Application Training @ Aurum Center                  Conversion          $4,000
--------------------------------------------------------------------------------------------------------------------
 Implementation Services                              Conversion          $5,000
--------------------------------------------------------------------------------------------------------------------
 Out of pocket travel expenses                           Actual                                      As incurred
--------------------------------------------------------------------------------------------------------------------
 Out of pocket Customer conference call expense          Actual                                      As incurred
--------------------------------------------------------------------------------------------------------------------

Note: Excludes Customer ancillary systems such as COLD, Excel, or other server-based systems.

                                    Exhibit D
                                Customer Systems

Customer will provide, at Customer's expense, the Customer Systems. Customer will be responsible for any license or maintenance fees related to providing the Customer Systems for use by AURUM in connection with the Services. Customer will, at Customer's expense, ensure that the Customer Systems are at all times compatible with the AURUM Systems and AURUM will have no liability hereunder for any delay or failure to perform Services which arises as a result of the failure of Customer to maintain any Customer System so that it is compatible with the AURUM Systems.

For all Customer Systems PC Software.

      (a) Notwithstanding II.(c) of this schedule, Customer will, at Customers expense, provide and be responsible for all Equipment required for Customer to use the AURUM PC Software ("PC Software Equipment").

      (b) Without AURUM's prior written consent, Customer will not (i) install any System other than the AURUM PC Software on the applicable PC Software Equipment (ii) sell, assign, lease, transfer, or disclose to any third party the AURUM PC Software, (iii) use the AURUM PC Software for the commercial benefit of any third party; (iv) copy or reproduce the AURUM PC Software; or (v) reverse assemble, reverse compile, or otherwise recreate the AURUM PC Software. Customer may transfer its use of the AURUM PC Software to a backup or replacement system to the PC Software Equipment on a temporary or permanent basis provided Customer gives prior written notice to AURUM and discontinues use of the AURUM PC Software on the applicable PC Software Equipment.

List of Customer Systems:

      1.    Customer owned Desktop Systems and Applications Software

                              AURUM TECHNOLOGY INC.
                              ---------------------
                            ITEM PROCESSING SCHEDULE
                            ------------------------

INITIAL TERM
Five (5) years

RENEWAL TERM
One (1) year

BEGINNING DATE FOR SERVICES
September 19, 2003 or a mutually agreed upon date not later than October 5, 2003.

All Item Processing Services shall be performed pursuant to Customer's reasonable specifications, subject to the capabilities of Aurum's hardware and software utilized to deliver said Item Processing Services. All times indicated in this Schedule refer to the time zone in which the Transaction Center is located.

I.    DEFINITIONS

The following definitions apply to the Basic Services described in this schedule and are provided as a supplement to definitions included in the Agreement:

      (a) "Account" shall mean a demand deposit, negotiable order of withdrawal, other checking type of account, money market deposit account, or other savings type account offered by Customer to its end-customer(s).

      (b) "Aurum Business Hours" are each Business Day from 07:00 to 18:00 local time.

      (c) "Aurum Image Archive" shall mean the electronic storage of the bitonal front and back item images at an Aurum designated facility.

      (d) "Business Day" is each weekday, Monday through Friday, which is not a holiday of the Federal Reserve Bank for the Federal Reserve District in which Customer's principle office is located.

      (e) "Conversion Services" shall mean a mutually agreeable schedule that Aurum will provide services and instructions reasonably required for Customer to convert to and use the Item Processing Services.

      (f) "Crippled Statement" shall mean an end-customer statement whose number of Items to be enclosed is greater than or less than the enclosure count for that statement or as the result of missing Images.

      (g) "Customers Data Processing Services Provider" is the customer itself or vendor appointed by Customer to perform Customer's core data processing services.

      (h) "Effective Date" is the date that this Agreement is executed by Aurum.

      (i) "Exception Item" shall mean an Item, the automated processing of which is interrupted because of a condition defined by Customer, such definitions which may be changed from time to time.

      (j) "Exception Item File" shall mean the file of Exception Items that Customer's Data Processing Services Provider or Customer's end customer creates and transmits to Aurum.

      (k) "Home Banking Archive Interface Product" is the Aurum home banking archive interface described in this schedule.

      (I) "Implementation Date" shall mean the date the service begins for the Home Banking Archive Interface Product in a production environment.

      (m) "Inclearing Item" shall mean a Customer Item that Aurum receives from the Federal Reserve Bank or other financial institution with an incoming cash letter for the purpose of performing Item Processing Services.

      (n)   "Initial Term" is defined at the beginning of this Schedule.

      (o) "Item Image" is a digitized black and white image of the front and back of each item.

      (p) "Item" is a document or other segment of media on which is recorded information evidencing a withdrawal from or draft against (i) a demand deposit, negotiable order of withdrawal, or other checking account offered by Customer to its customers, or (ii) an internal Customer general ledger account, deposit ticket, loan coupon or cash ticket.

      (q) "Item Posting File" shall mean a file that Aurum creates from captured Items for transmission to Customer's Data Processing Services Provider.

      (r) "Item Processing Services" are the Services Aurum will provide to Customer, and Customer will purchase from Aurum, for their total requirements for Item Processing Services and are also referred to herein as "Basic Services".

      (s) "MICR" is the magnetic ink character recognition information that is encoded on Items for processing.

      (t) "MICR Rejects" shall mean Items captured during prime pass that are rejected due to the inability to properly interpret the MICR encoding. The inability to interpret the MICR encoding may be caused by a variety of reasons, including but not limited to: (a) or MICR encoding; (b) missing MICR encoding; (c) physical document damage. Aurum will electronically repair and may physically repair the MICR Rejects.

      (u) "Monthly Fee" is the monthly amount paid to Aurum based upon charges defined in Exhibit A.

      (v) "On-Us Item" shall mean an Item that is drawn on the Customer or Customer's end-customer.

      (w) "Original Item Retrieval" shall mean occasionally removing Items from the check vault upon Customer's request.

      (x) "Operational Date" shall mean the first day the Customer is functionally processed with images captured to the archive, transit work released for delivery, and posting files delivered to Customer's Data Processing Services Provider.

      (y) "Over-the-Counter" shall mean Items submitted by Customer branch offices, departments, or Customer's end-customers for the purpose of performing Item Processing Services.

      (z) "Pre-encoded Item" shall mean an Item received by Aurum that has required MICR line fields encoded, which Aurum will capture.

      (aa)  "Renewal Terms" are defined in the Terms and Renewals section.

      (bb) "Return Item" shall mean an Item that Customer instructs Aurum to return. Customer will provide Aurum with a reason for the return of Return Items.

      (cc) "Serial Fine Sort" shall mean the sorting of check Items into account, amount, and or check number order.

      (dd) "Service" or "Services" are all of the services to be provided by Aurum under this Agreement, which include Image Item Processing and Conversion Services.

      (ee) "Special Programming" shall mean the provision of programming resources to support Customer's request for new or modified products or services.

      (ff) "Statement Cycle Date" shall mean the ending cycle date printed on end-customer's Account statement.

      (gg) "Statement Rendering" shall mean the insertion of an end-customer statement and required Items and inserts into an envelope, sealing the envelope in preparation for mailing to the end-customer. Aurum may apply postage, which will be recovered by the Customer.

      (hh) "System" or "Systems" are (i) computer programs, including without limitation software, firmware, application programs, operating systems, files, and utilities; (ii) supporting documentation for such computer programs, including without limitation input and output formats, program listings, narrative descriptions, operating instructions and procedures, user and training documentation, special forms, and source code; and (iii) the tangible media upon which such programs are recorded, including without limitation chips, tapes, disks, diskettes, and any other storage media.

      (ii) "Transaction Center" is the space at one or more locations where Aurum performs Item Processing Services.

      (jj) "Transit Item" is an encoded or unencoded Item drawn on another financial institution that Aurum will capture for the purpose of creating an outgoing cash letter.

      (kk) "Unencoded Item" shall mean a document received by Aurum where the dollar amount or any other required data field is not encoded.

II.   ITEM PROCESSING SERVICES

      Aurum shall provide the following Basic Services to Customer:

      (a)   Back Office Services
            --------------------

            (i)   Image Item Capture - POD/Proof and Transit
                  ------------------------------------------

            Aurum will digitize and capture the black and white images of the front and back of each Pre-encoded Item and each Over-the-Counter Item and assign a batch and sequence number to each Item.

            Outgoing cash letters will be prepared in accordance with Customer's cash letter requirements, which may change from time to time. As an Additional Service, Items for cash letter endpoints greater than twelve (12) will be re-passed and prepared in accordance with Customer's cash letter requirements, which may change from time to time.

            Aurum will complete the transmission of an Item Posting File containing all Over-the-Counter Items to Customer's Data Processing Services Provider by the timeframe documented in Section VII, Processing Times.

            (ii)  Image Item Capture - Inclearings
                  --------------------------------

            Aurum will receive Customer's Inclearing cash letter from the Federal Reserve Bank or other financial institution and balance the Items to the cash letter amount. Aurum will digitize and capture black and white images of the front and back of each Item and assign a sequential trace number, which becomes a part of the Inclearing transaction. Items rejected from the capture will be corrected and re-entered. When all Inclearing Items are captured and balanced an Item Posting File containing all Inclearing Items will be created for transmission to Customer's Data Processing Services Provider. When required, Aurum will capture and outsort Inclearing Items creating cash letters for financial institutions who are end-customers of Customer or end-customers who utilize payable through draft processing.

            Aurum will complete the transmission of an Item Posting File containing all Inclearing Items to Customer's Data Processing Services Provider no later than timeframe detailed on Section VII, Processing Times.

            The daily incoming cash letter will be reconciled to the dollar amount charged by the Federal Reserve Bank or other financial institution. All cash letter differences, missing items, extra items, etc., will be reconciled and the proper balancing reports and/or entries will be prepared.

            All errors detected during the incoming cash letter process are to be adjusted the same Business Day. Aurum will notify Customer of all same day settlement adjustments prior to 14:30 on the Business Day of presentment. Aurum will provide Customer with copies of all adjusting entries that are prepared and the supporting documentation substantiating the adjustment. This documentation will be packaged and made available for pickup by Customer or Customer's courier prior to 18:00 the Business Day of presentment.

            (iii) Image Item Capture - Low Speed Repair
                  -------------------------------------

            Aurum will electronically repair and may physically repair the MICR Rejects.

            (iv) Conventional Encoding
                 ---------------------

            Aurum will receive unencoded and pre-encoded proof work processed at Customer's and Customer's end customer locations in accordance with mutually agreed upon delivery time. Aurum will proof and endorse each transaction, and encode the dollar amount of each unencoded Transit Item and full field encode Customer defined on-us Items. Proof corrections detected by Aurum will be available for pickup by Customer or Customer's courier by the timeframe documented in
            Section VII, Processing Times.

            Teller balancing tapes and tapes accompanying deposits will be included in the daily work sent to Aurum by Customer, and Aurum will make said balancing tapes and item processing Exception Items such as debits or credit Items without offsets or Items from unbalanced transactions remaining at the end of each Business Day's processing available for pickup by Customer or Customer's courier by the timeframe documented in Section VII, Processing Times.

            All Unencoded Items delivered to Aurum by the required delivery deadline will be processed to meet Customer's outgoing correspondent cash letter deadline; provided, however, that Aurum shall have at least three (3) hours to process unencoded work and three (3) hours to process pre-encoded work. Aurum will make best reasonable efforts to handle Customer's work received after the required deadline.

            (v)   Deposit Corrections - Write off
                  -------------------------------

            Any deposit adjustment of $1.00 or less (said dollar amount may reasonably be adjusted over time, based on Customer requirements) will be charged to a Customer specified sundry general ledger account, using a system generated entry. All errors detected during the Over-the-Counter process are to be adjusted the same day. Original copies of adjustments will be processed with the proof transactions; and the offsetting side of the adjustment entry will be sent to the Customer for processing.

            (vi)  Deposit Corrections - Documented
                  --------------------------------

            Any deposit adjustment of more than $1.00 (said dollar amount may reasonably be adjusted over time, based on current industry standard practices) will be charged to Customer's end-customer or Customer's designated general ledger account using forms. All errors detected during the Over-the-Counter process are to be adjusted the same day. Original copies of adjustments will be processed with the proof transactions; and the offsetting side of the adjustment entry will be sent to the Customer for processing.

            Aurum will prepare proof corrections to Customer's end-customer on forms for reasons including but not limited to:

                  a)    Error(s) found in addition or subtraction

                  b)    Check Item was listed for the wrong amount

                  c)    Tape total was listed incorrectly

                  d)    Check Item listed was not enclosed

                  e)    Check item enclosed, not listed

                  f)    Cash not included in deposit total

                  g)    Tape total not listed in deposit

                  h)    Collections not included in deposit

                  i)    Non-Negotiable Item in deposit

                  j)    Items drawn on foreign institutions

            Aurum will prepare proof corrections to Customer's designated general ledger account on forms for reasons including but not limited to:

                  a)    Cash ticket missing

                  b)    Cash ticket for wrong amount

                  c)    Wrong cash ticket used

                  d)    Currency included in work

                  e)    Cashed check Item missing

                  f)    Cashed check Item enclosed was not listed

                  g)    Cashed check Item for wrong amount

                  h)    Other miscellaneous correction

                  i)    Items drawn on foreign institutions

            (vii) Notice Print
                  ------------

            Aurum will receive a notice print file in a mutually accepted format from Customer's Data Processing Services Provider no later than the timeframe detailed on Section VII, Processing Times. The notices will be printed in a mutually accepted format for the Customer and made available by the timeframe detailed on Section VII, Processing Times.

            (viii) Statement Print - Laser
                   -----------------------

            Aurum will receive a statement print text file(s) and a statement reconciliation file(s) in a format mutually agreed to from Customer's Data Processing Service Provider according to the timeline detailed in Section VII, Processing Times. The file will contain the following segregation categories: (a) Image statements,
            (b) with Item enclosures less than fifty (50), (c) with Item enclosures fifty (50) or greater; (d) zero Item enclosure; and (e) special request statements. Aurum will print statement text and Item images for Image statements in simplex or duplex mode, as is mutually agreed to by Customer and Aurum, in preparation for statement rendering. The print quality will be consistent with that required by automated ZIP code sorting equipment and acceptable to Customer, Aurum and Customer's ZIP code sort vendor.

            (ix)  Statement Rendering - Manual Zero Enclosures
                  --------------------------------------------

            Aurum will manually render conventional statements that do not qualify for automated rendering due to excessive physical page count (greater than nine (9)). Aurum will insert the statement and inserts into a Customer provided envelope that is acceptable to Customer and Aurum, seal the envelope, and release the envelope to the ZIP code sort vendor according to the timeline detailed in Section VII, Processing Times.

            (x)   Statement Rendering - Manual Handling with Enclosures
                  -----------------------------------------------------

            Aurum will manually render conventional statements that do not qualify for automated rendering due to excessive physical page count (greater than nine (9)) or excessive item count (fifty (50) or more)) will count all Items and match this count against the number of enclosures indicated on the statement. If the count matches, Aurum will insert the statement, Items and any inserts into a Customer provided envelope that is acceptable to Customer and Aurum, seal the envelope, and release the envelope to the ZIP code sort vendor according to the timeline detailed in Section VII, Processing Times.

            Aurum will review fine sort reject Items and where possible resolve Item count discrepancies prior to categorizing a statement as a Crippled Statement. If any Item count discrepancy cannot be resolved, Aurum will follow Customer's written instructions for statement handling; such instructions to be mutually agreed to in advance for statement handling. Aurum will process as exceptions any statements that are not to be mailed to the end-customer via pre-sort first class mail. These exception statements will be identified by unique intelligent insertion marks or bar code, which will be mutually agreed upon by Aurum and Customer. From information printed on the statement or provided separately by Customer, Aurum will forward the statement to the appropriate location as designated.

            Aurum will process, as a Manual Handling, all statements that are deemed crippled and forward to the appropriate location as designated. These could be made available for pickup by Customer or Customer's courier according to the timeline detailed in Section VII, Processing Times, following determination of the Crippled Statement condition.

            (xi)  Statement Inserts - Manual
                  --------------------------

            Aurum will manually insert up to three (3) statement inserts into Customer statements. The statement inserts will be of a size, format and quality that is acceptable to Aurum. The proposed statement inserts will be submitted to Aurum at least ten (10) Business Days in advance of the Statement Cycle Date.

            (xii) Fine Sort, Serial Sort and Miscellaneous Sort
                  ---------------------------------------------

            Aurum will Serial Fine Sort Items for accounts designated by Customer. Accounts requiring Serial Fine Sort will be maintained in a separate Statement Cycle on the Customer's core data processing system or designated as Serial Fine Sort accounts in a manner that is acceptable to Customer and Aurum

            At Statement cycle time, the Items scheduled for return to Customer's end-customer will be fine sorted into statement order, which is generally account number within one or more levels of groups, in preparation for statement rendition. Rejects from the fine sort process will be manually filed.

            On a daily basis, Aurum may fine sort internal Customer documents, including but not limited to: loan items, general ledger Items and savings Items into amount or Account number order. Daily fine sorted Items will be available for pickup by Customer or Customer's courier by the timeframe documented in Section VII, Processing Times.

            (xiii) Cycle Sort/Exception Item Pull
                   ------------------------------

            According to the documented timeframe in Section VII, Processing Times, the transmission of Customer's complete Account Exception Item File from Customer's Data Processing Services Provider to Aurum will be completed. Aurum will make Exception Items available for Customer review and available for pickup by Customer or Customer's courier by the timeframe documented in Section VII, Processing Times; provided, however, that Aurum shall have at least four (4) hours to process the Exception Items file from Customer's Data Processing Service Provider.

            (xiv) Warehousinq
                  -----------

            Aurum will store Items by cycle and date according to Customer's Statement Cycle definitions in a secure environment.

            For Items not returned in Customer's end-customer statements for two
            (2) calendar months, Aurum will then return the Items to the Customer or make the Items available for pickup by the Customer or a Customer designated agent. Aurum may destroy the Items at Customer expense.

            (xv)  FAX Copies
                  ----------

            At Customer's request, Aurum will FAX Items from the archive.

            (xvi) Photocopies
                  -----------

            At Customer's request, Aurum will create a photocopy of an Item from the archive and make them available for pick-up.

            (xvii) Return Items (Outgoing)
                   -----------------------

            Items designated by the Customer as Return Items will be returned by Aurum to the Federal Reserve Bank the same Business Day; provided Customer has met the applicable Aurum Return Item deadline. Items to be returned by Aurum will be marked in accordance with Federal Reserve regulations.

            After Customer has reviewed its exception item reports and made the necessary pay/no-pay decisions, Customer's Data Processing Services Provider will complete transmission of a file in a format mutually agreed to by the parties containing all Return Item requests with reason for return by the timeframe in Section VII, Processing Times, for Items captured the previous Business Day.

            Aurum will out sort, balance to Customer provided control total and properly stamp each Item to be returned with the Customer's designated reason, and prepare the Return Item cash letter to be picked up by the Customer or Customer's courier for delivery to the Federal Reserve Bank by 23:59 each Business Day. Such Items to be returned will be contained in a file transmitted by Customer's Data Processing Service Provider. One cash letter copy is to be retained by Aurum and one copy will be forwarded to Customer.

            Aurum will qualify each Return Item in  accordance  with  Regulation
            "J"  specifications;   provided  that  the  applicable  return  Item
            deadline has been met by Customer.

            (xix) Incoming Return Deposited Items
                  -------------------------------

            Aurum will receive from the Federal Reserve Bank the Customer's return deposit Items for review and processing. Aurum will create a debit transaction for the account; Incoming deposited return items will be packaged and made available for pick up by Customer's courier.

            (xx)  EARNS
                  -----

            Aurum will, as designated by the Customer, begin to notify the financial institution of first deposit of all dishonored checks for $2,500.00 or more, or other amount to remain in compliance with Regulation CC and J and any other applicable federal laws and regulations. By 23:59 of each Business Day, Aurum will have completed transmission of large item notifications for those items requiring them that were presented the previous Business Day. By 08:00 of the Business Day following dispatch of the return item cash letter and transmission of the large item notification, Aurum will make a report of all large item notices processed on the previous Business Day available for pickup by Customer or Customer's courier. Aurum requires a 10-business day written notification to commence this service. Customer must notify EARNS and establish a contract for this service. A fee from EARNS will be directly billed to the Customer.

            (xxi) Item Retrieval
                  --------------

            At Customer's request, Aurum will manually retrieve an Item.

            (xxii) Research
                   --------

            Aurum   will   provide   Customer   with   assistance   to   resolve
            out-of-balance conditions in particular, inbound or outbound check processing operations.

      (b)   Archive Services

            (i)   CD Statement Software License
                  -----------------------------

            Customer can purchase from Aurum, software that will enable their customers to retrieve their Item Images from a CD-ROM or DVD-ROM. The software can be licensed for the Customer's customers as described in Section VI, Service Charges.

            (ii)  End-Customer CD-ROM Statement
                  -----------------------------

            For end-customers who receive an image statement, Aurum will retrieve check images from the Aurum-controlled online archive; merging those check images with the corresponding periodic statement text; and write that data to a CD-ROM for delivery to and use by the end-customer.

            (iii) On-Line Archive License
                  -----------------------

            Aurum will grant a license to Customer to use the applicable computer software to retrieve Item Images by utilizing Customer's equipment and telecommunications circuitry to access the item Image archive located at the Aurum Transaction Center. Aurum will license access to Item Images by concurrent sessions installed on Customer workstations at a price detailed in Section VI, Service Charges. Additionally, there is a one-time charge for software installation that does not include telecommunications network design, telecommunications line installation and testing, data communications equipment at Customer and Aurum Transaction Center location, or travel-related expenses.

            (iv)  On-Line Image Archive Access
                  ----------------------------

            Aurum agrees to provide Customer with on-line access to Item Images for ninety (90) days after the Item Images have been created. At the end of the ninety (90) day period, Aurum will create two (2) CD's or DVD's, one of which shall be delivered by Aurum to Customer, the other of which may be used in a jukebox for near-line storage. Aurum shall have no further storage or archive obligations with respect to Customer's Item Images, including the back-up of CD's/DVD's in the jukebox. Customer acknowledges that the CD's/DVD's delivered by Aurum to Customer are Customer's source of archived data for regulatory compliance and future conversion purposes and should be retained by Customer for these and all other purposes. In the event Customer requests Aurum to provide CD's/DVD's of Item Images previously provided to Customer on CD/DVD, Aurum will provide such
            Item Images to Customer, if available to Aurum, and Customer agrees to pay Aurum for such services at Aurum's then in effect hourly rate.

            (v)   Near-Line Archive License
                  -------------------------

            Aurum will grant a license to Customer to use the applicable computer software to retrieve Item Images by utilizing Customer's equipment and telecommunications circuitry to access the Item Image archive located at the Aurum Transaction Center. Aurum will license access to Item Images by concurrent sessions installed on Customer workstations at a price detailed in Section VI, Service Charges. Additionally, there is a one-time charge for software installation that does not include telecommunications network design, telecommunications line installation and testing, data communications equipment at Customer and Aurum Transaction Center location, or travel-related expenses.

            (vi)  Near-Line Archive Access and Storage
                  ------------------------------------

            Aurum shall assume responsibility for maintaining customer access to
            Item Images for a period not to exceed  seven (7) years,  so long as
            Item Images are maintained on equipment controlled by Aurum. Fees are based upon tiers according to the Customer's monthly prime pass volume and documented in Section VI, Service Charges. In addition to the monthly fee, there is a one-time charge for installation. The one-time fee for installation is payable in full on the Effective Date.

      (c)   Other Services
            --------------

            (i)   Item Posting File Transmission Contingency
                  ------------------------------------------

            In the event that Aurum is unable to successfully transmit any Item Posting File to Customer, Aurum will burn a CD-ROM or DVD containing the data and make it available for pickup by Customer or Customer's courier, or, arrange for courier delivery to Customer's Data Processing Services Provider.

            (ii)  Image Processing System Reports
                  -------------------------------

            Aurum will provide standard reports - All Items Listing, Cash Letter Detail, Cash Letter Summary, Change Log, and the Item Balancing Sheet - in a mutually acceptable format each Business Day and make the file available for pickup by Customer using a TCP/IP transfer utility or physically available by the timeframe documented in
            Section VII, Processing Times.

      (d)   Miscellaneous

            (i)   Programming Support
                  -------------------

            Aurum will provide Special Programming at Customer's request for new or modified products or services at the current programming hourly rate.

            (ii)  On-site Consulting
                  ------------------

            Aurum will provide item processing consulting services at Customer's request for new or modified products or services at the current hourly rate.

            (iii) Courier Services
                  ----------------

            Customer will be responsible for the selection, expense and overall management of the couriers that are used for the transportation of all Items, records, and other data between Customer offices and the Transaction Center, the Inclearing Items from the Federal Reserve Bank to the Transaction Center, and for the transportation of Transit Items to the Federal Reserve Bank or other upstream correspondent banks. The parties agree that such courier service may be either an existing courier service shared by other Aurum customers or, if Customer in its sole discretion determines that it is not feasible or desirable to utilize such existing courier service, such other courier service as is designated by Customer.

III.  HOME BANKING ARCHIVE INTERFACE

      (a)   Statement of Services
            ---------------------

            This Home Banking Archive Interface Product is designed and usage is intended to enable the access, retrieval, and transfer of a single item image from the Aurum Image Archive to the Customer's home banking application utilized by account holders of Customer for presentation of a single item image per each account holder's request. Use of the Home Banking Archive Interface Product for all other purposes is expressly prohibited without the written approval of Aurum. This Schedule authorizes use of the Home Banking Archive Interface Product to interface with the following home banking application (check one box only):

                 |X|    Aurum eBanking
                 |_|    Digital Insight
                 |_|    Fundtech
                 |_|    Q-Up
                 |_|    PremiercCom or PremiereCorp
                 |_|    S1

            Aurum  or  its   designees   will  perform  all   modifications   or
            customizations to the Home Banking Archive Interface Product requested by Customer under an approved written professional services agreement between the parties.

      (b)   Payment for Services
            --------------------

            In consideration for the provision set forth above, Customer will pay Aurum the amounts set forth in Exhibit A attached hereto after the Implementation Date of the Home Banking Archive Interface Product. Monthly fees are for management and operation of the Home Banking Archive Interface Product as defined and exclude all other charges, specifically necessary telecommunication connectivity requirements.

      (c)   Customer Responsibilities
            -------------------------

            Customer   will  (i)  provide  all   telecommunications   components
            necessary for connectivity between the Home Banking Archive Interface Product and Customer's home banking application; (ii) provide Aurum specifications necessary for the implementation and testing of the Home Banking Archive Interface Product; (iii) grant Aurum access to data generated by the Home Banking Archive Interface Product for support purposes; (iv) contract with AURUM for Aurum Image Archive services; and (v) perform all commercially reasonable user authentication, data encryption, "firewall protection", and security management related to connecting and using the Home Banking Archive Interface Product and accessing the Aurum Image Archive that is accordance with: (a) generally accepted industry standards, (b) industry regulatory requirements, and (c) Aurum published network connectivity standards.

      (d)   Performance Standards
            ---------------------

            The Home Banking Archive Interface Product will be available seven days per week except for time periods designated by Aurum to perform system maintenance, repair, and component upgrades or replacement. Images captured by Aurum will be available to the Home Banking Archive Interface Product by 08:00 a.m. local time the following Business Day. Images will remain available to the Home Banking Archive Interface Product for a period less than ninety (90) days.

            Aurum's failure to achieve this performance standard will not be conclusive evidence of a material breach by Aurum of this agreement. Customer may, however, if the facts and circumstances of such failure so warrant, declare a material breach of this agreement.

      (e)   Home Banking Archive Interface Product Warranty
            -----------------------------------------------

            CUSTOMER'S SOLE WARRANTY WITH RESPECT TO COMPUTER HARDWARE AND SOFTWARE SUPPLIED BY THIRD PARTIES AND USED BY AURUM IN PROVIDING THE SERVICE UNDER THIS SCHEDULE, IS THE WARRANTY PROVIDED BY SUCH THIRD PARTY AS IT MAY BE AVAILABLE TO CUSTOMER. AURUM HEREBY DISCLAIMES ANY REPRESENTATION OR WARRANTY WHATSOEVER ABOUT THE PERFORMANCE OR LEGAL OR REGULATORY COMPLIANCE, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY COMPUTER HARDWARE AND SOFTWARE SUPPLIED BY THIRD PARTIES. Customer acknowledges that Aurum has no duty or responsibility to modify any such third-party product, except to the extent that the vendor thereof has such a duty or responsibility to modify such product pursuant to the applicable license agreement between Aurum and such vendor.

IV.   CONVERSION SERVICES

      Aurum shall provide Conversion Services required to implement the Services detailed above. Customer and Aurum will develop a mutually agreeable business design and implementation plan detailing responsibilities, accountabilities, tasks and timelines. The implementation timeline will commence at contract execution and culminate with the implementation of contracted Services at the conclusion of a four

      (4) to six (6) month period. Aurum and Customer agree to provide each other with reasonable access to personnel required to develop and implement the image Services solution as defined in the implementation project plan.

      Customer and Aurum will mutually agree upon the Conversion Date. Customer and Aurum will mutually agree to any modifications to the implementation plan or date.

V.    CUSTOMER RESPONSIBILITIES

      Customer will do the following:

            1. Deliver to Aurum all Items, in a condition and form consistent with the generally accepted requirements of a high-speed item processing operation. Customer assumes full responsibility for the accuracy, completeness, and authenticity of all Items furnished to Aurum, and Aurum shall thus be entitled to rely thereon and will have no obligation or responsibility to audit, check, or verify the Items. Without limiting the generality of the foregoing, Customer shall have sole responsibility for (a) verifying dates, signatures, amounts, authorizations, endorsements, payment notices, collection times, fees and charges imposed by Customer on its customers and other similar matters on all Items delivered to Aurum; (b) placing stop payments and holds on accounts; and (c) determining the correctness of all magnetic ink inscribed or appearing on Items, regardless of by whom or when inscribed. If any Items submitted to Aurum are incorrect, or in a condition inconsistent with the generally accepted requirements of a high speed item processing operation, Aurum may, in its sole discretion, either (i) require Customer to resubmit completed and corrected Items, or (ii) correct and complete the Items itself and Customer will pay Aurum the charges for any Additional Services provided by Aurum to correct or complete such Items or otherwise prepare such Items for processing.

            2. Provide Inclearing, Unencoded and Preencoded Items to Aurum each Business Day according to the schedule contained in
                  Section VII, Processing Times.

            3. Provide to Aurum by mutually agreeable means, current information reasonably required by Aurum concerning the accounts offered by Customer to its end-customers and internal Customer general ledger accounts.

            4. Ensure that all Items and other documents or media which Aurum may be required to process under this Agreement are in a format acceptable to Aurum and contain, in machine readable form, the data and information required by Aurum.

            5. Ensure appropriate personnel of Customer are properly trained to utilize the Item Processing Services.

            6. In a manner prescribed by Aurum, Customer will balance non-business account statement cycles for monthly periodic statements so that approximately the same number of statements are to be prepared on each of the no more than twenty (20) Business Days during the month. The Monthly Statement print files will be transmitted, in a format acceptable to Aurum, including intelligent insertion marks or bar coding indicating the number of Items to be enclosed with each statement.

            7. Cooperate with Aurum in the performance of Item Processing Services and provide to Aurum such data and information, management decisions, regulatory interpretations and policy guidelines as Aurum reasonably requires.

            8. Provide Aurum with contact list and escalation procedures to insure that production problems and other issues requiring Customer attention are addressed on a timely basis by the appropriate individual(s).

            9. Be responsible for the transportation of all Items, records, and other data between Customer offices and the Transaction Center and the related costs.

            10. Appoint Aurum as its agent for purposes of receiving Items from and returning Items to clearing organizations. Customer will notify all appropriate third parties of such appointment and pay or reimburse Aurum for any charges payable to such clearing organizations for, or required as a condition to, so receiving or returning Items.

            11. Forward directly to Aurum any On-Us items or other Items that are posted by or on behalf of Customer without being entered into the clearing process.

            12. Networking and communication devices provided by Customer must be approved by Aurum to insure compatibility with the Aurum System.

            13. Provide adequate space for the installation of telephone drop(s) necessary to connect Customer's terminals with the telephone lines that communicate with the Aurum Systems. Aurum agrees to schedule with the telephone company the technical aspects of said installation of the data communications telephone lines. Charges made by the telephone company for the initial installation and ongoing costs of the data communications telephone lines along with any additional drops or changes to the drop locations in the future will be the responsibility of the Customer.

IV.   SERVICE CHARGES

      (a)   Basic Services
            --------------

            The monthly service fee for Basic Services is based on the volume of the described services multiplied by the unit cost/charge for that service.

            (i)      Item Processing Services                   Unit Cost
            Image Item Capture - POD/Proof and Transit            0.0220  Per item
            Image Item Capture - Inclearing                       0.0220  Per Item
            Image Item Capture - Low Speed Repair                 0.1470  Per Item
            Conventional Encoding - POD                           0.0290  Per Field
            Deposit Corrections (write off)                       0.5280  Per Item
            Deposit Corrections (documented)                      2.8420  Per Item
            Notice Print                                          0.0820  Per Notice
            Statement Print (Laser)                               0.0460  Per Impression
            Notice and Statement Rendering - Manual
            Without Items                                         0.3170  Per Statement
            Statement Rendering - Manual With Items               0.5280  Per Statement
            Statement Inserts - Manual                            0.0250  Per Insert
            Fine Sort, Serial Sort and Miscellaneous Sort         0.0120  Per Item
            Cycle Sort/Exception Item Pull                        0.0050  Per Item
            Warehousing                                           0.0020  Per Item
            Fax Copies                                            1.6240  Per Item
            Photocopies                                           1.0960  Per Item
            Outbound Returns                                      1.6240  Per Item
            Incoming Returns                                      0.6090  Per Item
            Large Item Notification (EARNS)                       2.4360  Per Item
            Manual Item Retrieval                                 3.2480  Per Item
            Adjustment Research                                  17.8600  Per Hour

            Client Archive CD-ROM                                16.5000        Per Media
            Client Archive DVD-ROM                               81.0000        Per Media
            End-Customer CD-ROM Statement                          10.50        Per Media
            On-Line Image Archive Access                          0.0040        Per Prime Pass  Item

            Near-Line Access (7 year storage)                      Tiers        Per Month
            0 -- 50,000 prime pass items per month                350.00
            0 - 150,000 prime pass items per month                600.00

            Aurum Monthly Discount tier:
            $5,000 increments to the average base service
            charge ($5,242) in any processing month             (750.00)        Per Month

            (ii)     Other Expense

                     Description                                 Charge
                     -----------                                 ------
                     Telecommunication Charges                   Customer Expense
                     EARNS Fees                                  Customer shall pay EARNS
                                                                 Invoices. Aurum shall not
                                                                 have any responsibility
                                                                 for EARNS charges for
                                                                 Customer.
                     Postage                                     Customer Expense
                     Zip Sorting                                 Customer Expense; Direct Bill by Zip Sort
                                                                 Vendor
                     Federal Reserve Courier                     Customer Managed; Customer Direct
                                                                 Expense
                     Other Courier                               Customer Managed; Customer Direct
                                                                 Expense
                     Mailing Supplies                            Customer Expense
                     Forms and Paper                             Customer Expense and
                                                                 Customer Provided,
                                                                 including but not limited
                                                                 to statement form,
                                                                 envelopes, general ledger
                                                                 tickets, custom control
                                                                 tickets

                     Document destruction                        Customer Expense
                     Technical Support                           Current Rate

            (iii) Minimum Monthly Charge. If the aggregate charges for Item Processing Services are less than $4,455.00 per calendar month, Customer will be billed the minimum contract amount of $4,455.00.

      (b)   One-time License Fees
            ---------------------

         Customer will be levied the following one-time charges for requested licenses:

            CD Statement Software License            1 - 24 copies        $225 each
                  (Price Based on the number of      25 - 49 copies       $200 each
                  bundled copies purchased at any    50 - 99 copies       $150 each
                  one time)                          100+ copies          $125 each      Per License
            On-Line Archive License                                                      Per Concurrent Session;
                                                                                         first two (2) licenses at no
                                                                          1,350.00       charge
            Near-Line Archive License                                                    Per Bank; WAIVED for
                                                                          6,500.00       the initial time

      (c)   Conversion
            ----------

            Customer will be levied a one-time charge of $20,000.00 for the conversion of Item Image processing. The one-time charge does not include supplies, forms, telecommunications network design, telecommunications line installation and testing, data communications equipment at Customer and Aurum Transaction Center locations, or travel-related expenses. The one time fee is payable on the Effective Date. Aurum will quote charges for additional or future conversions separately.

            Item Image Processing Conversion             $20,000.00 WAIVED

VII.  PROCESSING TIMES

      (a)   Customer Delivery Requirements
            ------------------------------

            --------------------------------------------------------------------
             Over-the-counter Items            Business Day --- Monday through
                                               Friday
                                               50% by 16:00
                                               100% by 18:00
            --------------------------------------------------------------------
             Inclearing Items                  Business Day - Monday through
                                               Friday
                                               RCPC by 09:30
                                               City by 13:30
            --------------------------------------------------------------------

      (b)   File Transmission Requirements
            ------------------------------

            --------------------------------------------------------------------
             Over-the-Counter Transmission by  Business Day - Monday through
             Aurum                             Friday
                                               24:00
            --------------------------------------------------------------------
             Inclearing Transmission by        Business Day - Monday through
             Aurum                             Friday
                                               18:00
            --------------------------------------------------------------------
             Notice Print Text File            Business Day - Monday through
             Transmission by Customer          Friday
             by Customer                       04:00
            --------------------------------------------------------------------
             Statement Print Text File         First Business Day following
             Transmission(s) Completed by      Statement Cycle Date
             Customer                          04:00
            --------------------------------------------------------------------
             Statement Reconciliation File     First Business Day following
             Transmission(s) Completed by      Statement Cycle Date
             Customer - Image Statement Only   06:00
            --------------------------------------------------------------------
             Exception Item File Transmission  Next Calendar Day
             Completed by Customer             02:30
            --------------------------------------------------------------------
             Return Item File Transmission by  Business Day - Monday through
             Customer                          Friday
                                               14:30
            --------------------------------------------------------------------

      (c)   Image Archive Available by Aurum
            --------------------------------

            --------------------------------------------------------------------
            Image Archive Available by         Next Calendar Day
            Aurum
            --------------------------------------------------------------------

      (d)   Exception Items or Cripple Statements Available for Pickup by
            -------------------------------------------------------------
            Customer
            --------

            --------------------------------------------------------------------
            Exception Items Available for      Next Business Day Monday through
            Pickup by Customer                 Friday
                                               07:30
            --------------------------------------------------------------------

      (e)   Notice Print Available for Pickup by Customer
            ---------------------------------------------

            --------------------------------------------------------------------
            Check and Notice Print             Next Business Day Monday through
            Available for Pickup by            Friday
            Customer                           07:30
            --------------------------------------------------------------------

      (f)   Zip Code Sort Vendor Release Time
            ---------------------------------

            --------------------------------------------------------------------
            Zip code Sort Vendor Release       Monday through Friday End of Day
            Time
            --------------------------------------------------------------------

VIII. SERVICE LEVEL STANDARDS

      Beginning on the first day of the calendar month immediately following the expiration of one hundred and twenty (120) days after the Operational Date, Aurum shall perform Services in such a manner so as to meet or exceed the following performance standards. Compliance with the Performance Standards will be determined on a monthly basis. Customer will report incidents of non-compliance to Aurum and Aurum will keep accurate records relating to such compliance. A failure by Aurum to meet a Performance Standard shall be deemed to be an "Occurrence". When reasonably possible, Customer must report incidents suspected to be Performance Standard Occurrences to Aurum within seventy-two (72) hours, or immediately upon becoming aware of the incident after the seventy-two
      (72) hour deadline.

      (a)   Performance Standards
            ---------------------

            1.    Inclearing Capture and Posting File Transmission

            --------------------------------------------------------------------------------------------------
            Service                        See Section II, Item Processing Services
            Description
            --------------------------------------------------------------------------------------------------
            Prerequisites                  Inclearing Items are presented in the industry standard format of:
                                           - not greater than 250-300 items per batch and
                                           - listing for each bundle and
                                           - Item order matching listing and
                                           - one cash letter summary listing per sending endpoint.
                                           Inclearings Items are delivered to Aurum according to the
                                           schedule shown in Section VII, Processing Times.

                                           The MICR reject rate will not exceed 1%.
            --------------------------------------------------------------------------------------------------
            Performance                    Aurum will initiate the transmission of the Inclearing Item
            Standard                       Posting File to Customer's Data Processing Services Provider
                                           according to Section VII, Processing Times, eighty-nine percent
                                           (89%) of each month's Business Days on a rolling three (3) month average. Failure to initiate the Inclearings Item Posting File transmission by the applicable deadline is not considered to be a
                                           Performance Standard Occurrence unless Customer's Data Processing
                                           Services Provider is unable to post the Inclearing Item Posting
                                           File in a timely manner.
            --------------------------------------------------------------------------------------------------
            Measurement                    Aurum daily transmission report.
                                           Monthly Inclearing Item volume.
                                           Late transmissions reported by Customer to Aurum for review, validation and tracking.
            --------------------------------------------------------------------------------------------------

            2.    Over-the-Counter Item Processing and Posting File
                  Transmission.

            --------------------------------------------------------------------------------------------------
            Service                        See Section II, Item Processing Services
            Description
            --------------------------------------------------------------------------------------------------
            Prerequisites                  Proofs of Deposit Items are presented in a clean and
                                           orderly fashion.

                                           Pre-encoded Items are presented in the industry standard
                                           format of:
                                           -not greater than 250-300 items per batch and
                                           -listing for each bundle and Item order matching listing
                                           All items oriented in the same direction Single in separate bundles

                                           Proof of Deposit and Pre-encoded Items are delivered to
                                           Aurum according to the schedule shown in Section VII,
                                           Processing Times.

                                           The Pre-encoded Items MICR reject rate will not exceed 1%.
            --------------------------------------------------------------------------------------------------
            Performance                    Aurum will initiate the transmission of the Over the Counter Item
            Standard                       Posting File to Customer's Data Processing Services Provider
                                           according to Section VII, Processing Times, eighty-nine percent
                                           (89%) of each month's Business Days on a rolling three (3) month average. Failure to initiate the Over the Counter Item Posting
                                           File transmission by the applicable deadline is not considered to be a Performance Standard Occurrence unless Customer's Data
                                           Processing Services Provider is unable to post the Over the
                                           Counter Item Posting File in a timely manner.
            --------------------------------------------------------------------------------------------------
            Measurement                    Aurum daily transmission report. Late transmissions
                                           reported by Customer to Aurum for review, validation and
                                           tracking.

            --------------------------------------------------------------------------------------------------

            3.    Statement Rendering

            --------------------------------------------------------------------------------------------------
            Service                        See Section II, Item Processing Services
            Description
            --------------------------------------------------------------------------------------------------
            Prerequisites                  Delivery of printed statements, image match file and
                                           statement fine sort file according to the schedule
                                           contained in Section VII, Processing Times.

                                           Marketing inserts are available ten (10) Business Days
                                           prior to insertion; must be of a size, format and quality
                                           acceptable to Aurum.
            --------------------------------------------------------------------------------------------------
            Performance                    95% of non-Crippled Statements that can be machine-rendered will
            Standard                       be rendered and bear a postmark date not exceeding three
                                           (3) Business Days after the Business Day upon which Aurum
                                           receives the printed statements from Customer for non-month end statements and four (4) Business Days for month-end
                                           statements eighty-nine percent (89%) of each month's
                                           Business Days on a rolling three (3) month average.
            --------------------------------------------------------------------------------------------------
            Measurement                    Monthly statement volume.
            --------------------------------------------------------------------------------------------------
                                           Monthly report of statement activity maintained by Aurum.
            --------------------------------------------------------------------------------------------------

            4.    Outgoing Return Item Processing and Large Item Notification

            --------------------------------------------------------------------------------------------------
            Service                        See Section II, Item Processing Services
            Description
            --------------------------------------------------------------------------------------------------
            Prerequisites                  Complete Return Item data file transmission from Customers'
                                           Data Processing Services Provider has been received by the time specified in Section VII, Processing Times.

            --------------------------------------------------------------------------------------------------
            Performance                    1. On-time release of Return Item cash letter within time frames
            Standard                       required by applicable law ninety-five percent (95%) of each month's Business Days on a rolling three (3) month average.

                                           2. On-time electronic notification of dishonored Items of
                                           $2,500.00 or more within time frames required by law
                                           ninety-five percent (95%) of each month's Business Days on a rolling three (3) month average.
            --------------------------------------------------------------------------------------------------
            Measurement                    Aurum daily transmission log.
                                           Monthly Return Item volume.
                                           Monthly large item notification volume.
                                           Customer maintained log of late Return Items volume.
                                           Customer maintained log of late large item notifications
                                           volume.
                                           Late Return Items reported to Aurum for review, validation and tracking.
                                           Late large Item notifications reported to Aurum for review, validation and tracking.

            --------------------------------------------------------------------------------------------------

            5.    Image Item Storage and Archive

            --------------------------------------------------------------------------------------------------
            Service                        See Section II, Item Processing Services
            Description
            --------------------------------------------------------------------------------------------------
            Prerequisites                  The Inclearing Items MICR reject rate will not exceed 1%.

                                           The Pre-encoded Items MICR reject rate will not exceed 1%.

                                           Proof of Deposit Items are presented in a clean and orderly fashion.

                                           Pre-encoded Items are presented in the industry standard
                                           format of:
                                           - not greater than 250-300 items per batch and
                                           - listing for each bundle and Item order matching listing

                                           All items oriented in the same direction

                                           Inclearings, Proof of Deposit and Pre-encoded Items are
                                           delivered to Aurum according to the schedule shown in
                                           Section VII, Processing Times.
            --------------------------------------------------------------------------------------------------

            --------------------------------------------------------------------------------------------------
            Performance                    Availability each Business Day by the time specified in Section
            Standard                       VII, Processing Times of archived image Items eighty-nine
                                           percent (89%) of each month's Business Days on a rolling
                                           three (3) month average.
            --------------------------------------------------------------------------------------------------
            Measurement                    Aurum daily on-line reports.
                                           Customer reported instances where archived image Item access was late
            --------------------------------------------------------------------------------------------------

      (b)   Certain Exceptions

            Notwithstanding anything contrary in this Agreement or the Sections, Aurum will not be responsible for, and may exclude from the calculation of compliance with the Performance Standard, any failure to meet a Performance Standard if, during, and to the extent that such failure is related to or caused by (i) any matter constituting force majeure, (ii) Customer's failure to perform its obligations under this Agreement where such failure was the proximate use of the failure to meet the Performance Standard, (iii) special production jobs, testing procedures or other services which are given priority at the request of the Customer, (iv) any significant increase in processing volumes or business resulting from the acquisition, directly or indirectly, of assets or stock of a financial institution by Customer, whether by merger or otherwise, (in each case during a reasonable transition period to be agreed upon by Aurum and Customer in good faith), (v) significant unforeseen increases in processing volumes or business or any significant change in the nature or scope of Services provided under this Agreement (in each case during a reasonable transition period to be agreed upon by Aurum and Customer in good faith), (vi) any significant change in the manner in which Customer conducts its business (in each case during a reasonable transition period to be agreed upon by Aurum and Customer in good faith). Multiple Occurrences on consecutive Business Days for the same Performance Standard which result from the same or proximate use will be considered a single Occurrence. An incident which results in missing multiple Performance Standards will be considered a single Performance Standard Occurrence which will be categorized (for tracking purposes) based on how Customer reports the failure to Aurum.

      (c)   Remedy for Occurrences
            ----------------------

            In the event that four (4) Occurrences take place during any six (6) month period with respect to the same Performance Standard, then, for a period of thirty (30) days after receipt by Customer of a report from Aurum reflecting the fourth Occurrence, Customer will have the right to terminate this Agreement, through delivery of written notice to Aurum; provided the effective date of such termination will not be less than ninety (90) days after receipt by Aurum of such notice.

            Customer's right to terminate this Agreement pursuant to the provisions of this Section will constitute Customer's sole remedy with respect to any data processing Occurrences.

      (d)   Review of Performance Standards
            -------------------------------

            Aurum and Customer acknowledge that changing requirements may from time to time require modification to Performance Standards. Accordingly, Aurum and Customer agree to review Performance Standards from time to time and shall negotiate in good faith to arrive at mutually agreeable revisions to the Performance Standards.

IX.   LIQUIDATED DAMAGES

      The parties acknowledge that upon termination of this agreement for any reason, Aurum will incur damages resulting from such termination that will be difficult or impossible to ascertain.

      Prior to such termination, except termination by Customer for a material default, under "Remedy for Occurrences" under Article V111(c) or for insolvency, bankruptcy or the like, and in addition to all other amounts then due to Aurum, Customer will pay to Aurum as reasonable liquidated damages (and not as a penalty) the sum of (a) all costs reasonably incurred by Aurum in connection with such termination, including telecommunication line disengagement expenses and costs of terminating leases on or shipping or storing any equipment provided to Customer by or through Aurum under this agreement, a 25% management fee on such costs, Aurum's charges for any additional services requested by Customer for de-conversion assistance and Aurum's then standard charges for any test or de-conversion tapes and (b) the product of (1) the average monthly charge to Customer for services under this agreement during the 12 calendar months immediately preceding the calendar month in which notice of termination was given, (2) the total number of months remaining in either the term then in effect from the effective date of the termination and (3) 80% for termination on or before the end of the second year following the Beginning Date for Services, 70% for termination after the end of second year following the Beginning Date for Services but before the end of the third year following the Beginning Date for Services, 60% for termination after the end of the third year following the Beginning Date for Services but before the end of the fourth year following the Beginning Date for Services and 50% for termination after the end of the fourth year following the Beginning Date for Services. If this agreement has been in effect less than 12 calendar months prior to the giving of the notice of termination, then the parties will compute the amount due under subsection
      (b) above using the average monthly charge for services made during such lesser number of calendar months. If termination of this agreement occurs prior to the providing of any services, then the parties will compute the amount due under subsection (b) above assuming an estimated monthly charge that Aurum would have reasonably expected.

      In the case of termination by Customer under "Remedy for Occurrences" under Article VIII(c) or for a material default or for insolvency, bankruptcy or the like, Customer will pay to Aurum only the amounts set forth in subsection (a) of the preceding paragraph.

      Aurum may, at its option, invoice Customer for the greater of (a) Aurum's good faith estimate of the termination costs or (b) the aggregate of the charges payable to Aurum for the 2 calendar months preceding the month in which notice of termination is given. If the actual termination costs are greater or less than the amount of Aurum's invoice that is paid by Customer under the immediately preceding sentence, then Customer will pay Aurum, or Aurum will refund to Customer, as the case may be, the difference between the actual termination costs and the amount paid.

      Aurum will invoice and Customer will pay all amounts payable under this section prior to the earlier of (a) the effective date of such termination or (b) the release to Customer of any test tapes or other data or information of Customer.

                         Home Banking Archive Interface
                                    Exhibit A
                   Home Banking Archive Interface Product Fees

--------------------------------------------------------------------------------
            Service                                  Unit             Unit Price
--------------------------------------------------------------------------------
Conversion (One-Time) Fee is based upon the
following schedule as applied against the
Customer's asset volume.                             Bank
--------------------------------------------------------------------------------
$0 - $100,999,999                                                     $5,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Monthly Fee is based upon the following
schedule as applied against the Customer's asset
volume.
--------------------------------------------------------------------------------
$0 - $100,999,999                                                       $150.00
--------------------------------------------------------------------------------
$101,000,000 - $300,999,999                                             $200.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other terms:

o The Monthly Fee is based on the asset size of the institution on the December 31 call report, and will be reviewed on April 1st of each year